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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21163

                      Pioneer Protected Principal Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2008 through June 30, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Protected Principal Plus Fund

--------------------------------------------------------------------------------
Semiannual Report | June 30, 2008
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   PPPAX
Class B   PPPBX
Class C   PPPCX


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                 2
Portfolio Management Discussion                                       4
Portfolio Summary                                                     8
Prices and Distributions                                              9
Performance Update                                                   10
Comparing Ongoing Fund Expenses                                      15
Schedule of Investments                                              17
Financial Statements                                                 27
Notes To Financial Statements                                        34
Approval of Investment Advisory Agreement                            42
Trustees, Officers and Service Providers                             46


        Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    1

President's Letter

Dear Shareowner,

Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They are particularly useful guides to keep in mind today, at a time when markets around the globe are being buffeted by problems in the financial and real estate industries and by concerns about a slowing economy.

After an extended period of steady economic growth with sustained low unemployment and low inflation, the U.S. economy ran into difficulty as 2007 drew to a close. Investors in subprime mortgages were forced to mark down the value of their assets, imperiling leveraged balance sheets. The ensuing credit crunch forced central banks in the United States and Europe to assume the role of "lender of last resort" to keep credit markets functioning. Conditions worsened in the first quarter of 2008, as falling prices, margin calls and deleveraging continued and while the auction-rate preferred market seized up. By then, recession talk was widespread as concern grew that falling home prices, rising unemployment, sharply rising food and energy prices, and disruptions in financial markets posed a significant threat to economic growth. In the next few months, though, there were no further banking crises, and recession fears began to fade in light of positive economic news. However a seemingly unstoppable rise in the price of oil became a new source of recession fears.

Markets reacted poorly to the developments leading up to the near failure of Bear Stearns, with fixed-income credit spreads (the difference in rates between corporate and U.S. government bonds) widening dramatically and stock markets declining, wiping out the positive returns markets had delivered in the preceding calendar year. Treasury bond prices rose as the market underwent a classic "flight to quality." Those trends reversed in the months after the fall of Bear Stearns, as stock markets rallied, recouping much of their first-quarter losses, while Treasury bond prices declined. The stock market then reversed direction yet again, falling sharply to end June 2008 near earlier lows while Treasury bond prices ended June near end-of-year levels.

In the six-month period ending June 30, 2008, the Dow Jones Industrial Average fell 13%, the Standard & Poor's 500 Index fell 12% and the NASDAQ Composite Index fell 14%. The MSCI EAFE Developed Market Index of international stock markets fell 11%, and the MSCI Emerging Markets Index fell 12%.


2    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

In each case, the majority of the decline was concentrated in the month of June. The U.S. investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, rose 1% over the six month period, while the U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, fell 1%.

Looking forward, the risk of a 2008 recession seems diminished, but higher commodity prices, lower real estate prices, and a weakened banking system still pose substantial risks to the real economy. On the other hand, a weak U.S. dollar and substantial fiscal and monetary stimulus are potent support for the economy. Markets remain volatile, and falling risk tolerances and deleveraging may depress asset prices in the short term, but equity and corporate bond valuations look attractive over a longer time horizon unless the U.S. economy falls into a severe and protracted recession.

Sudden swings in the markets are always to be expected, but they are difficult to time. Maintaining a long-term time horizon, being diversified, and paying attention to asset allocation are important investment principles. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective and to adhere to a strategic plan rather than letting emotions drive investment decisions.


Respectfully,

/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


        Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    3

Portfolio Management Discussion | 6/30/08

In the following interview, Walter Hunnewell, Jr., portfolio manager and a member of the equity portfolio management team, and Richard Schlanger, the debt securities portfolio manager, discuss the strategy and factors that influenced the performance of the Fund.

Q    How did the Fund perform over the six-month period ended June 30, 2008?

A For the six months, the Fund's Class A shares had a total return of -1.80% at net asset value, outperforming the -11.90% return of the Standard & Poor's 500 Index and underperforming the 1.43% return of the Lehman Brothers Intermediate Government Bond Index, the Fund's benchmark indices. The Fund outperformed the -3.44% average return of the 451 funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category, the Fund's peer group.

     Over the period, the largest driver of above-benchmark returns for the equity portfolio was good stock selection, most notably in the financials and industrials sectors. Returns were also boosted by stock selection in other sectors, particularly health care, energy and materials; only in the information technology sector did selection materially detract from the Fund's performance. Sector weighting decisions also benefited returns, as our financials underweight and materials overweight added value.

Q How did interest rates affect the Fund's management strategy during the reporting period?

A Interest rates and the guarantor's algorithm are the driving force behind the asset allocation of the Fund. If interest rates decline and bond prices rise, the Fund must invest more money in the fixed-income portion (Treasury STRIPS) of the Fund's portfolio to meet the obligation to provide a minimum 2.00% annual return for Class A shares by the end of the Guarantee Period, which is December 31, 2009.

     Near gridlock in the banking system and concerns about an economic downturn triggered a "flight to quality," with investors selling securities with even the slightest amount of risk and purchasing Treasuries. The move to Treasuries was massive and swift and, at one point, the yield on the three-month Treasury bill fell to 0.5%. It wasn't until the Federal Reserve stepped in that investors began to move out of Treasuries. The Fed's actions included arranging for the acquisition by JP Morgan Chase of Bear Stearns, which was weakened by exposure to subprime mortgages. The Fed also provided funding to the banking system and liquidity to the markets in the


4 Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08 form of innovative financing measures and interest-rate cuts. Over the period, the Fed lowered the Federal funds rate, the rate banks charge for overnight loans, from 4.25% to 2.00%. In this environment, we increased the Fund's exposure to Treasury STRIPS and lowered the Fund's equity position. At the beginning of the fiscal year, equities accounted for 28% of the Fund's net assets. They declined to 12.7% on June 30, 2008.

Q What were the principal strategies used in managing the Fund's equity allocation?

A We take a conservative investment approach, seeking well-managed companies with strong balance sheets, improving profitability and a good return on capital, and over the six months we were active in purchasing and selling shares.

     The Fund initiated positions in the following companies: Royal Dutch Shell, a large integrated energy company whose valuation was attractive; Public Service Enterprise Group, a regulated electric and natural gas utility; Bank of New York, a custody bank relatively less impacted by problems in the Financials sector; Borg Warner, an auto parts manufacturer that had been beaten down with other consumer cyclical stocks but that we believe is a solid company; and Franklin Resources, an investment firm that had little direct exposure to any of the problems in the financials sector and that has attractive international growth opportunities.

     The Fund sold a successful position in Weatherford International, whose stock reflected the value of its underlying business, and in Southwest Airlines, a well-run company that we felt was losing some of its competitive edge. The Fund eliminated its remaining position in Wachovia Bank, which we had been trimming, because of the challenges the company faces regarding its real estate lending activities. The Fund also sold Barnes & Noble, on concerns about the headwinds facing book retailing.

Q    What affected performance?

A We have been quite negative on the financials sector for some time and have endeavored to prune the Fund's portfolio of companies with subprime or structured finance exposure, while being mindful of not flinging the baby out with the bathwater. Our underweighting in the sector, industry weighting decisions within the sector and bottom-up security selection all added value in the past six months. In general, we avoided the stocks that fell the most and, in most industries, owned stocks that outperformed their industry peers.

     Strong absolute total investment return among some industrials companies was reflected in railroad holdings Norfolk Southern (+26%) and Burlington Northern Santa Fe (+21%), which benefited from growing demand for bulk commodities like coal. Conversely, Deere Company (-22%), a long-term


        Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    5
     outperformer, lost value, citing a shortage of components and escalating raw materials costs, particularly iron, which is used to manufacture its products. The Fund cut back its Deere position. Truck manufacturer PACCAR (-23%) after many years of growth, saw demand for high-end heavy-duty trucks fall off.

     The Fund's underweight position in energy stocks (based on concern about the sustainability of earnings growth rates) was a drag on returns, but selection within the sector added value. Exploration and production firm Apache (+30%) was particularly strong. Apache is benefiting from both strong production growth and market appreciation for the depth of its reserve base and its production growth opportunity as natural gas prices continued to rise. The Fund's fairly large position in Chevron (+8%) also helped boost return.

     The Fund continued to benefit from an overweight of the Materials sector and from our emphasis on mining companies, such as Rio Tinto (+14%), which reported good operating results and strong demand for commodities, particularly iron ore.

     In health care, returns benefited from our emphasis on equipment & supplies companies; The Fund's holdings generally posted price gains or only small declines in a period in which the S&P 500 health care sector declined more than 10%.

     Returns in the information technology sector were hurt by declines in the price of Nokia (-35%) and Motorola (-54%), which fell on concerns that a downturn in the global economy would hold back handset sales. AT&T (-17%) also lost value on concerns that a slowing global economy would hurt its wireless business. All of these stocks remain in the portfolio, but the Fund trimmed Motorola and AT&T. The Fund also pared back Microsoft (-22%) because of its poor performance and its seeming inability to grow some of its businesses.

Q    What is your outlook?

A We remain cautious on the market in the near term. We feel that earnings growth is likely to be at a premium over the next 12 months. While we're concerned about current events and pay attention to what's going on, we're really looking at stocks on a far longer horizon and estimating earnings power years into the future, by which time we hope and expect we'll be in the midst of another economic and earnings expansion. In the near term, there are a lot of concerns in the market, but it is a good time to be positioning for longer term opportunities. Food companies, for example, are currently being hit by rising commodity prices but, in the longer term, have significant growth opportunity overseas. While staying fully invested, we have emphasized defensive names and companies with overseas exposure -- companies that we believe are able to take advantage of the still pretty strong growth overseas in developing and even some developed countries.


6    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

The Fund's returns will fluctuate and investors who redeem shares or take dividends or distributions in cash prior to the end of the seven-year guarantee period will reduce their guaranteed amount. Due to a financial warranty fee, the Fund's expenses are higher than those of most other mutual funds.

Past performance is not guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


        Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    7

Portfolio Summary | 6/30/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Government Obligations                      86.68%
U.S. Common Stocks                               11.51%
Depositary Receipts for International Stocks      1.13%
Temporary Cash Investment                         0.68%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total portfolio investments)

[The following data was represented as a pie chart in the printed material]

Government                                       87.27%
Industrials                                       2.10%
Information Technology                            1.73%
Consumer Staples                                  1.66%
Health Care                                       1.60%
Consumer Discretionary                            1.57%
Materials                                         1.26%
Financials                                        1.25%
Energy                                            1.04%
Telecommunication Services                        0.37%
Utilities                                         0.15%


10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

 1.       U.S. Treasury Strip, 0%, 11/15/09        87.27%
 2.       Chevron Corp.                             0.48
 3.       Rio Tinto Plc (A.D.R.)                    0.38
 4.       Norfolk Southern Corp.                    0.37
 5.       Apache Corp.                              0.30
 6.       Reed Elsevier NV (A.D.R.)                 0.28
 7.       AT&T Corp.                                0.26
 8.       McGraw-Hill Co., Inc.                     0.25
 9.       PACCAR, Inc.                              0.24
10.       Becton, Dickinson & Co.                   0.24

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

Prices and Distributions | 6/30/08

Net Asset Value Per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Class                   6/30/08                     12/31/07
--------------------------------------------------------------------------------
      A                      $ 9.28                      $ 9.45
--------------------------------------------------------------------------------
      B                      $ 9.27                      $ 9.47
--------------------------------------------------------------------------------
      C                      $ 9.33                      $ 9.53
--------------------------------------------------------------------------------

Distributions Per Share: 1/1/08-6/30/08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Net Investment       Short-Term        Long-Term
    Class              Income           Capital Gains     Capital Gains
--------------------------------------------------------------------------------
      A                $ --                $ --              $ --
--------------------------------------------------------------------------------
      B                $ --                $ --              $ --
--------------------------------------------------------------------------------
      C                $ --                $ --              $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Intermediate Government Bond Index measures the performance of the U.S. intermediate-term investment-grade bond market. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

The Indices defined here pertain to the "Value of $10,000 Investment" charts on pages 10-14.


        Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    9

Performance Update | 6/30/08                           Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund at public offering price, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Intermediate Government Bond Index.


Average Annual Total Returns
(As of June 30, 2008)
------------------------------------------------------------------
                                    Net Asset     Public Offering
Period                              Value (NAV)   Price (POP)
------------------------------------------------------------------
Life-of-Class
(11/1/02)                            2.47%         1.41%
5 Years                              2.02          0.83
1 Year                              -1.01         -6.70
------------------------------------------------------------------


Expense Ratio
(Per prospectus dated May 1, 2008)
------------------------------------------------------------------
                                     Gross         Net
------------------------------------------------------------------
                                     2.00%         1.70%
------------------------------------------------------------------


[The following data was represented as a mountain graph in the printed material]

                                                Lehman
               Pioneer                         Brothers
              Protected                      Intermediate
              Principal        S&P 500        Government
              Plus Fund         Index         Bond Index
11/02            9,425          10,000          10,000
                 9,792          10,519          10,453
6/04             9,705          12,528          10,403
                10,052          13,320          10,833
6/06            10,106          14,468          10,841
                10,935          17,445          11,430
6/08            10,824          15,157          12,478


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect indefinitely for Class A Shares. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Current performance may be higher or lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the termination of the financial warranty agreement or the insolvency of Main Place Funding LLC or Bank of America.

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all or a significant portion of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal may not be compatible with obtaining the same level of returns that could be achieved with greater allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the guaranteed amount. Shares sold on dates other than maturity date will be sold at net asset value per share.


10    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

Performance Update | 6/30/08                           Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Intermediate Government Bond Index.

Average Annual Total Returns
(As of June 30, 2008)
----------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
----------------------------------------------------------------
Life-of-Class
(11/1/02)                              1.74%          1.74%
5 Years                                1.28           1.28
1 Year                                -1.87          -5.52
----------------------------------------------------------------


Expense Ratio
(Per prospectus dated May 1, 2008)
----------------------------------------------------------------
                                      Gross           Net
----------------------------------------------------------------
                                       2.71%          2.41%
----------------------------------------------------------------


[The following data was represented as a mountain graph in the printed material]

                                                Lehman
               Pioneer                         Brothers
              Protected                      Intermediate
              Principal        S&P 500        Government
              Plus Fund         Index         Bond Index
11/02           10,000          10,000          10,000
                10,343          10,519          10,453
6/04            10,182          12,528          10,403
                10,463          13,320          10,833
6/06            10,442          14,468          10,841
                11,235          17,445          11,430
6/08            11,024          15,157          12,478


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect indefinitely for Class B Shares. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Current performance may be higher or lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the termination of the financial warranty agreement or the insolvency of Main Place Funding LLC or Bank of America.


       Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    11

Performance Update | 6/30/08                          Class B Shares (continued)

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all or a significant portion of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal may not be compatible with obtaining the same level of returns that could be achieved with greater allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the guaranteed amount. Shares sold on dates other than maturity date will be sold at net asset value per share.


12    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

Performance Update | 6/30/08                           Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund, compared to that of the Standard & Poor's 500 Index and the Lehman Brothers Intermediate Government Bond Index.

Average Annual Total Returns
(As of June 30, 2008)
----------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
----------------------------------------------------------------
Life-of-Class
(11/1/02)                              1.75%          1.75%
5 Years                                1.30           1.30
1 Year                                -1.81          -1.81


----------------------------------------------------------------
Expense Ratio
(Per prospectus dated May 1, 2008)
----------------------------------------------------------------
                                       Gross          Net
----------------------------------------------------------------
                                       3.15%          2.85%
----------------------------------------------------------------


[The following data was represented as a mountain graph in the printed material]

                                                Lehman
               Pioneer                         Brothers
              Protected                      Intermediate
              Principal        S&P 500        Government
              Plus Fund         Index         Bond Index
11/02           10,000          10,000          10,000
                10,344          10,519          10,453
6/04            10,174          12,528          10,403
                10,457          13,320          10,833
6/06            10,442          14,468          10,841
                11,236          17,445          11,430
6/08            11,032          15,157          12,478


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect indefinitely for Class C Shares. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Current performance may be higher or lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the termination of the financial warranty agreement or the insolvency of Main Place Funding LLC or Bank of America.

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all or a significant portion of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal may not be compatible with obtaining the same


       Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    13

Performance Update | 6/30/08                          Class C Shares (continued)

level of returns that could be achieved with greater allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the guaranteed amount. Shares sold on dates other than maturity date will be sold at net asset value per share.


14    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Protected Principal Plus Fund

Based on actual returns from January 1, 2008 through June 30, 2008.


--------------------------------------------------------------------------------
 Share Class                  A                B                C
--------------------------------------------------------------------------------
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value On 1/1/08
--------------------------------------------------------------------------------
 Ending Account          $   982.00       $   978.90       $   979.00
 Value On 6/30/08
--------------------------------------------------------------------------------
 Expenses Paid           $    10.45       $    14.07       $    13.63
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 2.12%, 2.86% and 2.77%, for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).


       Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


Expenses Paid on a $1,000 Investment in Pioneer Protected Principal Plus Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2008 through June 30, 2008.


--------------------------------------------------------------------------------
 Share Class                  A                B                C
--------------------------------------------------------------------------------
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value On 1/1/08
--------------------------------------------------------------------------------
 Ending Account          $ 1,014.32       $ 1,010.64       $ 1,011.09
 Value On 6/30/08
--------------------------------------------------------------------------------
 Expenses Paid           $    10.62       $    14.30       $    13.85
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 2.12%, 2.86% and 2.77%, for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).


16    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

Schedule of Investments | 6/30/08 (unaudited)


--------------------------------------------------------------------------------
 Shares                                                          Value
--------------------------------------------------------------------------------
            COMMON STOCKS -- 12.7%
            ENERGY -- 1.0%
            Integrated Oil & Gas -- 0.7%
  1,439     Chevron Corp.                                      $   142,648
    591     Exxon Mobil Corp.                                       52,085
    318     Royal Dutch Shell Plc (A.D.R.)                          25,984
                                                               -----------
                                                               $   220,717
--------------------------------------------------------------------------------
            Oil & Gas Exploration & Production -- 0.3%
    639     Apache Corp.                                       $    88,821
                                                               -----------
            Total Energy                                       $   309,538
--------------------------------------------------------------------------------
            MATERIALS -- 1.3%
            Aluminum -- 0.2%
  1,688     Alcoa, Inc.                                        $    60,127
--------------------------------------------------------------------------------
            Diversified Chemical -- 0.2%
    757     Dow Chemical Co.                                   $    26,427
    633     E.I. du Pont de Nemours and Co.                         27,149
                                                               -----------
                                                               $    53,576
--------------------------------------------------------------------------------
            Diversified Metals & Mining -- 0.6%
    318     Freeport-McMoRan Copper & Gold, Inc. (Class B)     $    37,266
    231     Rio Tinto Plc (A.D.R.)                                 114,345
    381     Teck Cominco, Ltd. (Class B)                            18,269
                                                               -----------
                                                               $   169,880
--------------------------------------------------------------------------------
            Gold -- 0.1%
    483     Newmont Mining Corp.                               $    25,193
--------------------------------------------------------------------------------
            Industrial Gases -- 0.1%
    293     Air Products & Chemicals, Inc.                     $    28,966
    173     Praxair, Inc.                                           16,304
                                                               -----------
                                                               $    45,270
--------------------------------------------------------------------------------
            Specialty Chemicals -- 0.1%
    482     Ecolab, Inc.                                       $    20,721
                                                               -----------
            Total Materials                                    $   374,767
--------------------------------------------------------------------------------
            CAPITAL GOODS -- 1.5%
            Aerospace & Defense -- 0.4%
    746     General Dynamics Corp.                             $    62,813
    175     Honeywell International, Inc.                            8,799
    972     United Technologies Corp.                               59,972
                                                               -----------
                                                               $   131,584
--------------------------------------------------------------------------------
            Construction & Farm Machinery & Heavy Trucks -- 0.6%
    629     Caterpillar, Inc.                                  $    46,433
    914     Deere & Co.                                             65,927
  1,720     PACCAR, Inc.                                            71,948
                                                               -----------
                                                               $   184,308
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    17

--------------------------------------------------------------------------------
 Shares                                                          Value
--------------------------------------------------------------------------------
            Electrical Component & Equipment -- 0.2%
    621     Emerson Electric Co.                              $    30,708
    372     Rockwell International Corp.                           16,268
                                                              -----------
                                                              $    46,976
--------------------------------------------------------------------------------
            Industrial Conglomerates -- 0.2%
    414     3M Co.                                            $    28,810
    876     General Electric Co.                                   23,380
                                                              -----------
                                                              $    52,190
--------------------------------------------------------------------------------
            Industrial Machinery -- 0.1%
    201     Illinois Tool Works, Inc.                         $     9,550
    179     Parker Hannifin Corp.                                  12,766
                                                              -----------
                                                              $    22,316
                                                              -----------
            Total Capital Goods                               $   437,374
--------------------------------------------------------------------------------
            TRANSPORTATION -- 0.6%
            Railroads -- 0.6%
    442     Burlington Northern, Inc.                         $    44,151
    743     Canadian National Railway Co.                          35,723
  1,743     Norfolk Southern Corp.                                109,234
                                                              -----------
                                                              $   189,108
                                                              -----------
            Total Transportation                              $   189,108
--------------------------------------------------------------------------------
            AUTOMOBILES & COMPONENTS -- 0.3%
            Auto Parts & Equipment -- 0.2%
    211     BorgWarner, Inc.                                  $     9,364
  2,239     Johnson Controls, Inc.                                 64,215
                                                              -----------
                                                              $    73,579
--------------------------------------------------------------------------------
            Automobile Manufacturers -- 0.1%
  3,061     Ford Motor Corp.*                                 $    14,723
                                                              -----------
            Total Automobiles & Components                    $    88,302
--------------------------------------------------------------------------------
            CONSUMER DURABLES & APPAREL -- 0.1%
            Apparel, Accessories & Luxury Goods -- 0.1%
    811     Coach, Inc.*                                      $    23,422
                                                              -----------
            Total Consumer Durables & Apparel                 $    23,422
--------------------------------------------------------------------------------
            MEDIA -- 0.7%
            Broadcasting & Cable TV -- 0.0%
     49     Citadel Broadcasting Corp.*                       $        60
--------------------------------------------------------------------------------
            Movies & Entertainment -- 0.1%
    659     The Walt Disney Co.                               $    20,561
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

--------------------------------------------------------------------------------
 Shares                                                          Value
--------------------------------------------------------------------------------
            Publishing -- 0.6%
    414     Gannett Co.                                       $     8,971
    146     John Wiley & Sons, Inc.                                 6,574
  1,870     McGraw-Hill Co., Inc.                                  75,024
  2,500     Reed Elsevier NV (A.D.R.)                              83,800
                                                              -----------
                                                              $   174,369
                                                              -----------
            Total Media                                       $   194,990
--------------------------------------------------------------------------------
            RETAILING -- 0.5%
            Department Stores -- 0.2%
    830     J.C. Penney Co., Inc.                             $    30,121
    918     Nordstrom, Inc. (b)                                    27,815
                                                              -----------
                                                              $    57,936
--------------------------------------------------------------------------------
            General Merchandise Stores -- 0.2%
  1,338     Target Corp.                                      $    62,204
--------------------------------------------------------------------------------
            Home Improvement Retail -- 0.1%
  1,207     Lowe's Companies, Inc.                            $    25,045
--------------------------------------------------------------------------------
            Specialty Stores -- 0.0%
    632     Staples, Inc.                                     $    15,010
                                                              -----------
            Total Retailing                                   $   160,195
--------------------------------------------------------------------------------
            FOOD & DRUG RETAILING -- 0.4%
            Drug Retail -- 0.3%
    723     CVS Corp.                                         $    28,609
  1,643     Walgreen Co.                                           53,414
                                                              -----------
                                                              $    82,023
--------------------------------------------------------------------------------
            Food Distributors -- 0.1%
    981     Sysco Corp.                                       $    26,987
                                                              -----------
            Total Food & Drug Retailing                       $   109,010
--------------------------------------------------------------------------------
            FOOD BEVERAGE & TOBACCO -- 1.0%
            Packaged Foods & Meats -- 0.7%
  1,063     Campbell Soup Co.                                 $    35,568
    507     General Mills, Inc.                                    30,810
    865     H.J. Heinz Co., Inc.                                   41,390
  1,119     Hershey Foods Corp.                                    36,681
    410     Kellogg Co.                                            19,688
  1,427     Kraft Foods, Inc.                                      40,598
     95     Nestle SA (A.D.R.)                                     10,731
                                                              -----------
                                                              $   215,466
--------------------------------------------------------------------------------
            Soft Drinks -- 0.3%
    562     Coca-Cola Co.                                     $    29,213
    935     PepsiCo, Inc.                                          59,457
                                                              -----------
                                                              $    88,670
                                                              -----------
            Total Food Beverage & Tobacco                     $   304,136
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    19

--------------------------------------------------------------------------------
 Shares                                                          Value
--------------------------------------------------------------------------------
            HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
            Household Products -- 0.2%
    186     Clorox Co.                                        $     9,709
    827     Colgate-Palmolive Co.                                  57,146
                                                              -----------
                                                              $    66,855
--------------------------------------------------------------------------------
            Personal Products -- 0.1%
    334     Estee Lauder Co.                                  $    15,514
                                                              -----------
            Total Household & Personal Products               $    82,369
--------------------------------------------------------------------------------
            HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
            Health Care Equipment -- 0.7%
    882     Becton, Dickinson & Co.                           $    71,707
    550     C. R. Bard, Inc.                                       48,373
    610     Medtronic, Inc.                                        31,568
    873     St. Jude Medical, Inc.*                                35,688
    518     Zimmer Holdings, Inc.*                                 35,250
                                                              -----------
                                                              $   222,586
                                                              -----------
            Total Health Care Equipment & Services            $   222,586
--------------------------------------------------------------------------------
            PHARMACEUTICALS & BIOTECHNOLOGY -- 0.9%
            Pharmaceuticals -- 0.9%
    867     Abbott Laboratories                               $    45,925
    573     Barr Laboratorie, Inc.*                                25,831
    633     Eli Lilly & Co.                                        29,219
    540     Merck & Co., Inc.                                      20,353
  1,762     Pfizer, Inc.                                           30,782
    450     Roche Holdings AG (A.D.R.)                             40,525
  2,166     Schering-Plough Corp.                                  42,649
    432     Teva Pharmaceutical Industries, Ltd.                   19,786
                                                              -----------
                                                              $   255,070
                                                              -----------
            Total Pharmaceuticals & Biotechnology             $   255,070
--------------------------------------------------------------------------------
            BANKS -- 0.4 %
            Diversified Banks -- 0.3%
    290     Banco Bilbao Vizcaya SP (A.D.R.)                  $     5,501
  1,368     U.S. Bancorp                                           38,154
  1,353     Wells Fargo & Co. (b)                                  32,134
                                                              -----------
                                                              $    75,789
--------------------------------------------------------------------------------
            Regional Banks -- 0.1%
    646     SunTrust Banks, Inc.                              $    23,398
    549     Zions Bancorporation                                   17,288
                                                              -----------
                                                              $    40,686
                                                              -----------
            Total Banks                                       $   116,475
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

--------------------------------------------------------------------------------
 Shares                                                          Value
--------------------------------------------------------------------------------
            DIVERSIFIED FINANCIALS -- 0.3%
            Asset Management & Custody Banks -- 0.2%
    168     Franklin Resources, Inc.                          $    15,397
    675     T. Rowe Price Associates, Inc.                         38,117
    265     The Bank of New York Mellon Corp.                      10,025
                                                              -----------
                                                              $    63,539
--------------------------------------------------------------------------------
            Consumer Finance -- 0.1%
    671     American Express Co.                              $    25,277
--------------------------------------------------------------------------------
            Diversified Financial Services -- 0.0%
    287     J.P. Morgan Chase & Co.                           $     9,847
                                                              -----------
            Total Diversified Financials                      $    98,663
--------------------------------------------------------------------------------
            INSURANCE -- 0.5%
            Life & Health Insurance -- 0.1%
    674     MetLife, Inc.                                     $    35,567
--------------------------------------------------------------------------------
            Multi-Line Insurance -- 0.1%
    369     Hartford Financial Services Group, Inc.           $    23,826
--------------------------------------------------------------------------------
            Property & Casualty Insurance -- 0.3%
  1,387     Chubb Corp.                                       $    67,977
    457     SAFECO Corp.                                           30,692
                                                              -----------
                                                              $    98,669
                                                              -----------
            Total Insurance                                   $   158,062
--------------------------------------------------------------------------------
            SOFTWARE & SERVICES -- 0.4%
            Application Software -- 0.1%
    680     Adobe Systems, Inc.*                              $    26,785
--------------------------------------------------------------------------------
            Data Processing & Outsourced Services -- 0.2%
    619     Automatic Data Processing, Inc.                   $    25,936
    319     DST Systems, Inc.* (b)                                 17,561
    327     Fiserv, Inc.*                                          14,836
                                                              -----------
                                                              $    58,333
--------------------------------------------------------------------------------
            Systems Software -- 0.1%
    775     Microsoft Corp.                                   $    21,320
                                                              -----------
            Total Software & Services                         $   106,438
--------------------------------------------------------------------------------
            TECHNOLOGY HARDWARE & EQUIPMENT -- 1.0%
            Communications Equipment -- 0.4%
  1,184     Cisco Systems, Inc.*                              $    27,540
    690     Corning, Inc.                                          15,905
  2,092     Motorola, Inc.                                         15,355
  2,328     Nokia Corp. (A.D.R.)                                   57,036
                                                              -----------
                                                              $   115,836
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

       Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    21

--------------------------------------------------------------------------------
 Shares                                                          Value
--------------------------------------------------------------------------------
            Computer Hardware -- 0.4%
    967     Dell, Inc.*                                       $    21,158
  1,585     Hewlett-Packard Co.                                    70,073
  1,582     Sun Microsystems, Inc.*                                17,212
                                                              -----------
                                                              $   108,443
--------------------------------------------------------------------------------
            Computer Storage & Peripherals -- 0.0%
    935     EMC Corp.*                                        $    13,735
--------------------------------------------------------------------------------
            Office Electronics -- 0.2%
  1,074     Canon, Inc. (A.D.R.)                              $    55,000
                                                              -----------
            Total Technology Hardware & Equipment             $   293,014
--------------------------------------------------------------------------------
            SEMICONDUCTORS -- 0.4%
            Semiconductor Equipment -- 0.1%
  1,433     Applied Materials, Inc.                           $    27,356
--------------------------------------------------------------------------------
            Semiconductors -- 0.3%
  1,989     Intel Corp.                                       $    42,724
  1,603     Texas Instruments, Inc.                                45,140
                                                              -----------
                                                              $    87,864
                                                              -----------
            Total Semiconductors                              $   115,220
--------------------------------------------------------------------------------
            TELECOMMUNICATION SERVICES -- 0.4%
            Integrated Telecommunication Services -- 0.4%
  2,343     AT&T Corp.                                        $    78,936
    646     Verizon Communications, Inc.                           22,868
    682     Windstream Corp.                                        8,416
                                                              -----------
                                                              $   110,220
                                                              -----------
            Total Telecommunication Services                  $   110,220
--------------------------------------------------------------------------------
            UTILITIES -- 0.1%
            Electric Utilities -- 0.1%
    683     Southern Co.                                      $    23,850
--------------------------------------------------------------------------------
            Multi-Utilities -- 0.0%
    425     Public Service Enterprise Group, Inc.             $    19,520
                                                              -----------
            Total Utilities                                   $    43,371
--------------------------------------------------------------------------------
            TOTAL COMMON STOCKS
            (Cost $3,945,456)                                 $ 3,792,329

--------------------------------------------------------------------------------

Principal
Amount
--------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS -- 86.9%
              Government -- 86.9%
$26,930,000   U.S. Treasury Strip, 0%, 11/15/09                 $26,006,193
--------------------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT OBLIGATIONS
              (Cost $25,515,245)                                $26,006,193
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

-----------------------------------------------------------------------------------------------
Principal
Amount                                                                          Value
-----------------------------------------------------------------------------------------------
                TEMPORARY CASH INVESTMENTS -- 0.7%
                Repurchase Agreement -- 0.5%
 $   75,000     Bank of America, 2.2%, dated 6/30/08, repurchase price of
                  $75,000 plus accrued interest on 7/1/08 collateralized by
                    the following:
                  $202,585 Federal National Mortgage Association, 5.5%,
                    6/1/33                                                      $    75,000
                                                                                -----------
     75,000     JP Morgan, 2.26%, dated 6/30/08, repurchase price of
                $75,000 plus accrued interest on 7/1/08 collateralized by
                $83,397 Federal National Mortgage Association, 4.5 - 6.5%,
                3/1/23 - 5/1/38                                                      75,000
                                                                                -----------
                                                                                $   150,000
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Shares
--------------------------------------------------------------------------------
            Securities Lending Collateral -- 0.2% (c)
            Certificates of Deposit:
  1,110     American Express, 2.72, 8/8/08                        $     1,110
    831     Bank of America, 2.88%, 8/11/08                               831
    831     Citibank, 2.85%, 7/29/08                                      831
    299     Banco Santander NY, 2.80%, 10/7/08                            299
    832     Banco Santander NY, 3.09%, 12/22/08                           832
    831     Bank of Nova Scotia, 3.18%, 5/05/09                           831
    416     Bank of Scotland NY, 2.73%, 7/11/08                           416
    416     Bank of Scotland NY, 2.72%, 8/15/08                           416
    299     Bank of Scotland NY, 2.89%, 11/4/08                           299
    415     Bank of Scotland NY, 3.03%, 9/26/08                           415
  1,496     Barclay's Bank, 3.18% 5/27/09                               1,496
  1,247     Bank Bovespa NY, 2.705%, 8/8/08                             1,247
    831     BNP Paribas NY, 2.88%, 7/23/08                                831
    499     Calyon NY, 2.85%, 8/25/08                                     499
    698     Calyon NY, 2.64%, 9/29/08                                     698
    264     Calyon NY, 2.69%, 01/16/09                                    264
    690     Commonwealth Bank of Australia NY, 2.63%, 7/11/08             690
    698     Deutsche Bank Financial, 2.72%, 7/30/08                       698
    332     Deutsche Bank Financial, 2.72%, 8/4/08                        332
    681     Dexia Bank NY, 2.69%, 8/7/08                                  681
    166     Dexia Bank NY, 2.65%, 08/12/08                                166
    616     Dexia Bank NY, 3.37%, 09/29/08                                616
  1,496     DNB NOR Bank ASA NY, 2.90%, 6/8/09                          1,496
     71     Fortis, 3.11%, 09/30/08                                        71
  1,523     Intesa SanPaolo S.p.A., 2.72%, 5/22/09                      1,523
    725     Lloyds Bank, 2.61%, 7/11/08                                   725
    416     Lloyds Bank, 2.61%, 8/18/08                                   416
    565     Natixis, 2.83%, 8/4/08                                        565
    831     NORDEA NY, 2.81%, 8/29/08                                     831

The accompanying notes are an integral part of these financial statements.

       Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    23

--------------------------------------------------------------------------------
 Shares                                                           Value
--------------------------------------------------------------------------------
            Certificates of Deposit -- (continued)
     96     NORDEA NY, 2.72%, 4/9/09                              $        96
     80     NORDEA NY, 2.73%, 12/01/08                                     80
    133     Rabobank Nederland NY, 2.37%, 8/29/08                         133
    416     Royal Bank of Canada NY, 2.57%, 7/15/08                       416
    831     Royal Bank of Canada NY, 2.6%, 9/5/08                         831
    499     Bank of Scotland NY, 2.7%, 8/1/08                             499
    499     Bank of Scotland NY, 2.96%, 11/3/08                           499
    321     Skandinavian Enskilda Bank NY, 2.70%, 7/17/08                 321
     96     Skandinavian Enskilda Bank NY, 3.18%, 09/22/08                 96
    166     Skandinavian Enskilda Bank NY, 3.06% 02/13/09                 166
    332     Svenska Bank NY, 2.70%, 7/17/08                               332
    690     Svenska Bank NY, 2.55%, 7/11/08                               690
  1,047     Toronto Dominion Bank NY, 2.77%, 9/5/08                     1,047
    499     Toronto Dominion Bank NY, 2.75%, 11/5/08                      499
    166     Wachovia, 3.62%,10/28/08                                      166
                                                                  -----------
                                                                  $    25,993
--------------------------------------------------------------------------------
            Commercial Paper:
    255     Bank of America, 2.70%, 8/26/08                       $       255
    331     Bank of America, 2.60%, 8/11/08                               331
    249     CBA, 2.70%, 7/11/08                                           249
    663     CBA, 2.88%, 8/18/08                                           663
    166     Deutsche Bank Financial, 2.72%, 7/9/08                        166
    166     HSBC, 2.89% 7/21/08                                           166
    826     HSBC, 2.88%, 9/29/08                                          826
    663     ING Funding, 2.70%, 8/13/08                                   663
    249     Natixis, 2.87%, 7/10/08                                       249
    249     Natixis, 2.87%, 7/21/08                                       249
    205     PARFIN, 3.18%, 8/1/08                                         205
    329     Royal Bank of Scotland, 2.66%, 10/21/08                       329
    166     Societe Generale, 2.98%, 7/2/08                               166
    415     Societe Generale, 2.93%, 7/30/08                              415
    331     Societe Generale, 3.18%, 8/5/08                               331
    662     Societe Generale, 3.18%, 8/22/08                              662
    331     SVSS NY, 3.18%, 8/11/08                                       331
    158     Bank Bovespa NY, 2.79%, 3/12/09                               158
    748     General Electric Capital Corp., 2.77%, 1/5/09                 748
    831     General Electric Capital Corp., 2.82%, 3/16/09                831
    307     IBM, 3.18%, 2/13/09                                           307
    831     IBM, 3.18%, 6/26/09                                           831
  1,496     Met Life Global Funding, 3.16%, 6/12/09                     1,496
  1,413     WestPac, 3.18%, 6/1/09                                      1,413
                                                                  -----------
                                                                  $    12,041
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

--------------------------------------------------------------------------------
 Shares                                                           Value
--------------------------------------------------------------------------------
            Mutual Funds:
    997     BlackRock Liquidity Money Market Fund, 3.18%          $       997
  1,297     Dreyfus Preferred Money Market Fund, 3.18%                  1,297
                                                                  -----------
                                                                  $     2,294
--------------------------------------------------------------------------------
            Tri-party Repurchase Agreements:
  3,535     Deutsche Bank, 2.5% 7/1/08                            $     3,535
  9,973     Lehman Brothers, 2.65% 7/1/08                               9,973
                                                                  -----------
                                                                  $    13,508
--------------------------------------------------------------------------------
            Other:
    413     ABS CFAT 2008-A A1, 3.005%, 4/27/09                   $       413
                                                                  -----------
            Total Securities Lending Collateral                   $    54,250
--------------------------------------------------------------------------------
            TOTAL TEMPORARY CASH INVESTMENTS
            (Cost $204,250)                                       $   204,250
--------------------------------------------------------------------------------
            TOTAL INVESTMENT IN SECURITIES -- 100.3%
            (Cost $29,660,435) (a)                                $30,002,772
--------------------------------------------------------------------------------
            OTHER ASSETS AND LIABILITIES -- (0.3)%                $   (90,326)
--------------------------------------------------------------------------------
            TOTAL NET ASSETS -- 100.0%                            $29,912,446
================================================================================

*          Non-income producing security.

(A.D.R.)   American Depositary Receipt

(a) At June, 30, 2008 the net unrealized gain on investments based on cost for federal income tax purposes of $30,763,530 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost.                                            $  676,414
       Aggregate gross unrealized loss for all investments in which there is an
         excess of value over tax cost.                                            (1,437,172)
                                                                                   ----------
       Net Unrealized gain                                                         $ (760,758)
                                                                                   ==========

(b)        At June 30, 2008, the following securities were out on loan:

----------------------------------------------------------------
 Shares           Security                        Market Value
----------------------------------------------------------------
  300             DST Systems, Inc.*                  $16,563
  150             Nordstrom, Inc.                       4,661
 1300             Wells Fargo & Co.                    31,239
----------------------------------------------------------------
                  Total                               $52,463
================================================================

(c)        Securities lending collateral is managed by Credit Suisse.

Purchases and sales of securities (excluding temporary cash investments) for the year ended June, 30, 2008 aggregated $7,868,321 and $12,063,940, respectively.


The accompanying notes are an integral part of these financial statements.

       Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    25

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.


  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)


The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's assets:


------------------------------------------------------------------
Valuation Inputs                                       Investments
------------------------------------------------------------------
Level 1 -- Quoted Prices                               $29,798,522
Level 2 -- Other Significant Observable Inputs             204,250
Level 3 -- Significant Unobservable Inputs                      --
------------------------------------------------------------------
   Total                                               $30,002,772
==================================================================


The accompanying notes are an integral part of these financial statements.

26    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

Statement of Assets and Liabilities | 6/30/08 (unaudited)

ASSETS:
  Investment in securities (including securities loaned of $52,463)
   (cost $29,660,435)                                                  $30,002,772
  Cash                                                                      54,803
  Receivables --
   Dividends and interest                                                    5,073
  Other                                                                      2,215
-----------------------------------------------------------------------------------
     Total assets                                                      $30,064,863
-----------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                             $    18,728
   Upon return of securities loaned                                         54,250
  Due to affiliates                                                          9,282
  Accrued expenses                                                          43,416
  Other                                                                     26,741
-----------------------------------------------------------------------------------
     Total liabilities                                                 $   152,417
-----------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                      $30,927,816
  Undistributed net investment income                                      179,061
  Accumulated net realized loss on investments                          (1,536,768)
  Net unrealized gain on investments                                       342,337
-----------------------------------------------------------------------------------
     Total net assets                                                  $29,912,446
===================================================================================
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
  Class A (based on $8,928,766/962,602 shares)                         $      9.28
  Class B (based on $16,848,379/1,817,736 shares)                      $      9.27
  Class C (based on $4,135,301/443,414 shares)                         $      9.33
MAXIMUM OFFERING PRICE:
  Class A ($9.28 [divided by] 94.25%)                                  $      9.85
===================================================================================

The accompanying notes are an integral part of these financial statements.

       Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    27

Statement of Operations (unaudited)

For the Six Months Ended 6/30/08

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $4,740)      $ 68,174
  Interest                                                  522,902
  Income from securities loaned, net                            116
-------------------------------------------------------------------------------------
     Total investment income                                              $  591,192
-------------------------------------------------------------------------------------
EXPENSES:
  Financial Warranty Fee                                   $135,930
  Management fees                                           111,943
  Transfer agent fees and expenses
   Class A                                                    9,519
   Class B                                                   14,196
   Class C                                                    1,459
  Distribution fees
   Class A                                                   10,746
   Class B                                                   90,332
   Class C                                                   21,621
  Administrative fees                                         3,598
  Custodian fees                                             29,700
  Professional fees                                          21,566
  Printing expense                                            9,242
  Fees and expenses of nonaffiliated trustees                 3,545
  Miscellaneous                                               4,030
-------------------------------------------------------------------------------------
     Total expenses                                                       $  467,427
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                   (49,582)
     Less fees paid indirectly                                                  (488)
-------------------------------------------------------------------------------------
     Net expenses                                                         $  417,357
-------------------------------------------------------------------------------------
       Net investment income                                              $  173,835
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments                                        $ (306,785)
-------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                            $ (518,945)
-------------------------------------------------------------------------------------
  Net loss on investments                                                 $ (825,730)
-------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                    $ (651,895)
=====================================================================================


The accompanying notes are an integral part of these financial statements.

28    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

Statement of Changes in Net Assets

For the Six Months Ended 6/30/08 and Year Ended 12/31/07


----------------------------------------------------------------------------------------------
                                                            Six Months Ended
                                                            6/30/08            Year Ended
                                                            (unaudited)        12/31/07
----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $    173,835      $     389,982
Net realized gain (loss) on investments                          (306,785)         1,816,127
Change in net unrealized loss on investments                     (518,945)          (832,953)
----------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                              $   (651,895)     $   1,373,156
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.00 and $0.16 per share, respectively)         $         --      $    (176,302)
   Class B ($0.00 and $0.08 per share, respectively)                   --           (174,743)
   Class C ($0.00 and $0.08 per share, respectively)                   --            (38,248)
Net realized gain:
   Class A ($0.00 and $0.64 per share, respectively)                   --           (675,854)
   Class B ($0.00 and $0.64 per share, respectively)                   --         (1,285,827)
   Class C ($0.00 and $0.64 per share, respectively)                   --           (298,313)
----------------------------------------------------------------------------------------------
     Total distributions to shareowners                      $         --      $  (2,649,287)
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Reinvestment of distributions                                $         --      $   2,554,283
Cost of shares repurchased                                     (3,861,919)       (13,122,875)
----------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund share
     transactions                                            $ (3,861,919)     $ (10,568,592)
----------------------------------------------------------------------------------------------
   Net decrease in net assets                                $ (4,513,814)     $ (11,844,723)
NET ASSETS:
Beginning of period                                            34,426,260         46,270,983
----------------------------------------------------------------------------------------------
End of period                                                $ 29,912,446      $  34,426,260
----------------------------------------------------------------------------------------------
Undistributed net investment income                          $    179,061      $       5,226
----------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

       Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    29

-------------------------------------------------------------------------------------------------
                                   '08 Shares      '08 Amount        '07 Shares      '07 Amount
                                  (unaudited)     (unaudited)
-------------------------------------------------------------------------------------------------
Class A
Reinvestment of distributions              --     $        --            90,616     $   877,273
Less shares repurchased              (135,706)     (1,276,326)         (458,011)     (4,616,305)
-------------------------------------------------------------------------------------------------
   Net increase (decrease)           (135,706)    $(1,276,326)         (367,395)    $(3,739,032)
=================================================================================================
Class B
Reinvestment of distributions              --     $        --           139,373     $ 1,338,795
Less shares repurchased              (236,384)     (2,224,416)         (663,041)     (6,649,564)
-------------------------------------------------------------------------------------------------
   Net increase (decrease)           (236,384)    $(2,224,416)         (523,668)    $(5,310,769)
=================================================================================================
Class C
Reinvestment of distributions              --     $        --            35,005     $   338,215
Less shares repurchased               (38,115)       (361,177)         (183,593)     (1,857,006)
-------------------------------------------------------------------------------------------------
   Net increase (decrease)            (38,115)    $  (361,177)         (148,588)    $(1,518,791)
=================================================================================================


The accompanying notes are an integral part of these financial statements.

30    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months Ended  Year         Year       Year       Year       Year
                                                         6/30/08           Ended        Ended      Ended      Ended      Ended
                                                         (unaudited)       12/31/07     12/31/06   12/31/05   12/31/04   12/31/03
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                     $   9.45          $   9.88     $   9.69   $  10.10   $  10.21   $  10.075
-----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                   $   0.08          $   0.16     $   0.16   $   0.16   $   0.16   $   0.173
 Net realized and unrealized gain (loss) on
  investments                                               (0.25)             0.21         0.37      (0.16)      0.11       0.145
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                $  (0.17)         $   0.37     $   0.53   $   0.00   $   0.27   $   0.318
Distributions to shareowners:
 Net investment income                                         --             (0.16)       (0.15)     (0.16)     (0.16)     (0.178)
 Net realized loss                                             --             (0.64)       (0.19)     (0.25)     (0.22)     (0.001)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $  (0.17)         $  (0.43)    $   0.19   $  (0.41)  $  (0.11)  $   0.139
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $   9.28          $   9.45     $   9.88   $   9.69   $  10.10   $  10.214
===================================================================================================================================
Total return*                                               (1.80)%            3.76%        5.54%      0.03%      2.63%       3.06%
Ratio of net expenses to average net assets+                 2.10%**           1.99%        2.10%      2.10%      2.07%       2.10%
Ratio of net investment income to average net
 assets+                                                     1.60%**           1.46%        1.38%      1.35%      1.35%       1.44%
Portfolio turnover rate                                        24%**             50%          21%        31%        39%         84%
Net assets, end of period (in thousands)                 $  8,928          $ 10,376     $ 14,480   $ 20,876   $ 31,045   $  45,700
Ratios with no waiver of fees and assumptions of expenses
 by PIM and no reductions for fees paid indirectly:
 Net expenses                                                2.40%**           2.00%        2.12%      2.17%      2.07%       2.10%
 Net investment income                                       1.30%**           1.45%        1.36%      1.27%      1.35%       1.44%
Ratios with waiver of fees and assumptions of expenses
 by PIM and no reductions for fees paid indirectly:
 Net expenses                                                2.10%**           2.00%        2.10%      2.10%      2.07%       2.10%
 Net investment income                                       1.60%**           1.45%        1.38%      1.35%      1.35%       1.44%
-----------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


         Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08  31

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months Ended  Year         Year       Year       Year       Year
                                                         6/30/08           Ended        Ended      Ended      Ended      Ended
                                                         (unaudited)       12/31/07     12/31/06   12/31/05   12/31/04   12/31/03
-----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                     $   9.47              9.90     $   9.70   $  10.11   $  10.21   $  10.076
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                            $   0.04              0.08     $   0.08   $   0.07   $   0.07   $   0.076
 Net realized and unrealized gain on
  investments                                               (0.24)             0.21         0.39      (0.15)      0.12       0.160
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                $  (0.20)             0.29     $   0.47   $  (0.08)  $   0.19   $   0.236
Distributions to shareowners:
 Net investment income                                          --            (0.08)       (0.08)     (0.08)     (0.08)     (0.099)
 Net realized gain (loss)                                       --            (0.64)       (0.19)     (0.25)     (0.22)     (0.001)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $  (0.20)            (0.43)    $   0.20   $  (0.41)  $  (0.11)  $   0.136
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $   9.27              9.47     $   9.90   $   9.70   $  10.11   $  10.212
===================================================================================================================================
Total return*                                               (2.11)%            2.98%        4.84%     (0.80)%     1.94%       2.29%
Ratio of net expenses to average net
 assets+                                                     2.85%**           2.71%        2.81%      2.85%      2.80%       2.85%
Ratio of net investment income (loss) to average net.
 assets+                                                     0.85%**           0.75%        0.67%      0.60%      0.62%       0.69%
Portfolio turnover rate                                        24%**             50%          21%        31%        39%         84%
Net assets, end of period (in thousands)                 $ 16,846            19,461     $ 25,521   $ 33,349   $ 46,454    $ 61,181
Ratios with no waiver of fees and assumptions of expenses
 by PIM and no reductions for fees paid indirectly:
 Net expenses                                                3.15%**           2.71%        2.81%      2.90%      2.80%       2.85%
 Net investment income                                       0.55%**           0.75%        0.67%      0.54%      0.62%       0.69%
Ratios with waiver of fees and assumptions of expenses
 by PIM and no reductions for fees paid indirectly:
 Net expenses                                                2.85%**           2.71%        2.81%      2.85%      2.80%       2.85%
 Net investment income                                       0.85%**           0.75%        0.67%      0.59%      0.62%       0.69%
-----------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

32  Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Six Months Ended  Year         Year       Year       Year       Year
                                                         6/30/08           Ended        Ended      Ended      Ended      Ended
                                                         (unaudited)       12/31/07     12/31/06   12/31/05   12/31/04   12/31/03
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                     $   9.53          $   9.95     $   9.75   $  10.14   $  10.23   $  10.074
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                            $   0.05          $   0.08     $   0.08   $   0.07   $   0.08   $   0.090
 Net realized and unrealized gain (loss) on
  investments                                               (0.25)             0.22         0.39      (0.15)      0.11        0.150
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                $  (0.20)         $   0.30     $   0.47   $  (0.08)  $   0.19   $   0.240
Distributions to shareowners:
 Net investment income                                         --             (0.08)       (0.08)     (0.06)     (0.06)     (0.080)
 Net realized gain (loss)                                      --             (0.64)       (0.19)     (0.25)     (0.22)     (0.001)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $  (0.20)         $  (0.42)    $   0.20   $  (0.39)  $  (0.09)  $   0.159
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $   9.33          $   9.53     $   9.95   $   9.75   $  10.14   $  10.233
===================================================================================================================================
Total return*                                               (2.10)%            3.01%        4.86%     (0.74)%     1.85%       2.40%
Ratio of net expenses to average net assets+                 2.77%**           2.75%        2.77%      2.85%      2.81%       2.84%
Ratio of net investment income (loss) to average net
 assets+                                                     0.93%**           0.71%        0.71%      0.59%      0.60%       0.70%
Portfolio turnover rate                                        24%**             50%          21%        31%        39%         84%
Net assets, end of period (in thousands)                 $  4,135          $  4,589     $  6,271   $  8,597   $ 14,700   $  25,097
Ratios with no waiver of fees and assumptions of expenses
 by PIM and no reductions for fees paid indirectly:
 Net expenses                                                3.08%**           2.75%        2.77%      3.02%      2.81%       2.84%
 Net investment income                                       0.62%**           0.71%        0.71%      0.42%      0.60%       0.70%
Ratios with waiver of fees and assumptions of expenses
 by PIM and no reductions for fees paid indirectly:
 Net expenses                                                2.77%**           2.74%        2.77%      2.85%      2.81%       2.84%
 Net investment income                                       0.93%**           0.72%        0.71%      0.59%      0.60%       0.70%
-----------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

         Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08  33

Notes To Financial Statements | 6/30/08 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Protected Principal Plus Fund (the "Fund"), organized as a Delaware statutory trust on October 2, 2001, is a diversified portfolio of Pioneer Protected Principal Trust which is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the 1940 Act) as a open-end management investment company.

The life of the Fund is divided into three phases: an Offering Period (which ended on December 18, 2002), a Guarantee Period (from December 20, 2002 to December 21, 2009 (the "Maturity Date"), and a Post-Guarantee Period, which begins on or about December 22, 2009. During the Guarantee Period, the Fund's investment objective is capital preservation in order to have a net asset value on the Maturity Date at least equal to the "Guaranteed Amount". Each shareowner's Guaranteed Amount will be equal to the initial amount invested (net of any initial sales charges) plus a minimum annual compounded return on such amount (2.00% on Class A Shares and 1.25% on Class B and C Shares), less any extraordinary expenses and any amounts that Pioneer Investment Management, Inc.
(PIM) is obligated to pay under the Financial Warranty Agreement (see Note 3) and fails to do so in a timely manner. In order to receive the Guaranteed Amount, shareowners must maintain their initial investment, not redeem any shares for seven years and reinvest all dividends and distributions. The Fund also seeks capital appreciation as a secondary objective during the Guarantee Period. During the Post-Guarantee Period, the Fund's investment objective will be long-term growth of capital. During the Guarantee Period, the Fund's net asset value may decline below the Guaranteed Amount.

The Fund has issued three classes of shares -- Class A, Class B and Class C shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.


34    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund's prospectuses contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At June 30, 2008, there were no securities fair valued. Temporary cash investments are valued at amortized cost, which approximates fair market value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. All discounts/premiums on debt securities are accreted/amortized into interest income for financial purposes. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


       Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    35

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Fund has reclassified $263 to decrease accumulated net realized loss on investments, $263 to decrease undistributed net investment income to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     The Fund has elected to defer $126,888 of capital losses recognized between November 1, 2007 and December 31, 2007 to its fiscal year ending December 31, 2008.

     The tax character of distributions paid during the years ending December 31, 2007 was as follows:

--------------------------------------------------------------------------------
                                                                          2007
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                      $  441,038
Long-term capital gain                                                2,208,249
--------------------------------------------------------------------------------
  Total                                                              $2,649,287
================================================================================

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2007.

--------------------------------------------------------------------------------
                                                                          2007
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                        $    5,226
Current year post October loss deferred                                (126,888)
Unrealized depreciation                                                (241,813)
--------------------------------------------------------------------------------
  Total                                                              $ (363,475)
================================================================================

     The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.


36    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 5). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution expense rates.

E.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in temporary cash investments.


2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Prior to August 1, 2006, The Fund paid PIM an annual fee during the Guarantee Period equal to 0.70% of the Fund's average daily net assets. Effective August 1, 2006, PIM contractually agreed to limit its annual fee during the Guarantee Period to 0.40% of the Fund's average net assets. If the Fund is required by the terms of the Financial Warranty Agreement (see Note 3) to invest solely in a portfolio of U.S. government securities and other debt securities or to invest all of the Fund's assets in a defeasance portfolio consisting


       Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    37
entirely of zero coupon U.S. government securities (and cash or cash equivalents to the extent necessary to meet redemption requests), PIM's fee will be reduced to 0.20% of average daily net assets. The fee is computed daily and paid monthly. PIM has contractually agreed until the maturity date not to impose all or a portion of its management fee and, if necessary to assume other operating expenses of the Fund to the extent necessary to limit Fund expenses to 2.10%, 2.85% and 2.85% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

Effective January 1, 2007 PIM has agreed to waive 0.30% of its management fee until the end of the Guarantee Period.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,306 in management fees, administrative cost and certain other services payable to PIM at June 30, 2008.


3.   Financial Warranty Agreement

The Fund has entered into a Financial Warranty Agreement (the "Financial Warranty") with Main Place Funding, LLC, to protect against the Fund having insufficient assets to redeem shares at the Guaranteed Amount on the Maturity Date. The value, if any of the Financial Warranty, to the Fund and/or its shareowners, is not determinable until the Maturity Date, as described in Note
1. The Fund, and not the Fund's shareowners, is the holder of the Financial Warranty, which will enable the Fund, assuming that the Fund complies with the conditions imposed under the Financial Warranty, and that Main Place Funding LLC (a AA rated monoline insurer) does not default on its obligations, to pay redemption proceeds on the Maturity Date for the Guaranteed Amount discussed in
Note 1. Main Place Funding, LLC will be required to fund the amount of any shortfall from the Guaranteed Amount on the Maturity Date (subject to the terms of the Financial Warranty), whether or not shareowners redeem their shares on the Maturity Date. The Fund's Board of Trustees and PIM will be able to amend the terms of the Financial Warranty at any time without shareowner approval, subject to the agreement of Main Place Funding, LLC. The Fund pays Main Place Funding, LLC an annual fee equal to 0.85% of the average daily net assets of the Fund during the Guarantee Period for providing the Financial Warranty. During the Guarantee Period, shareowners may request a free copy of the most recent quarterly report of Main Place Funding, LLC and its indirect parent, Bank of America Corporation.


38    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

4.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in "Due to affiliates" is $6,343 in transfer agent fees payable to PIMSS at June 30, 2008.


5.   Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Currently under the Class A Plan, Pioneer Funds Distributor, Inc. (PFD) is reimbursed for distribution expense in an amount of a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, PFD the Fund pays 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to Affiliates" is $1,903 in distribution fees payable to PFD at June 30, 2008.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). Proceeds from the CDSCs are paid to PFD, the principal underwriter of the Fund and a wholly owned indirect subsidiary of Unicredit. For the year ended June 30, 2008, CDSCs in the amount of $33,818 were paid to PFD.


6.   Expense Offsets

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended June 30, 2008, expenses were reduced by $488 under such arrangements.


7.   New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


       Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    39

8.   ADDITIONAL INFORMATION

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 75.38% and 11.68% respectively.

Results of Shareholder Meeting
At a special meeting held on May 13, 2008, and adjourned to June 19, 2008 with respect to certain proposals, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Protected Principal Trust, as noted below) follows:

-------------------------------------------------------------------------------------------
                                                                                   Broker
                            For                  Withhold           Abstain        Non-Votes
-------------------------------------------------------------------------------------------
 Proposal 1 -- To elect Trustees*
  John F. Cogan, Jr.       4,226,601.832        138,293.434        0               0
  Daniel K. Kingsbury      4,228,301.832        136,593.434        0               0
  David R. Bock            4,224,269.832        140,625.434        0               0
  Mary K. Bush             4,224,035.832        140,859.434        0               0
  Benjamin M. Friedman     4,225,969.832        138,925.434        0               0
  Margaret B.W. Graham     4,228,301.832        136,593.434        0               0
  Thomas J. Perna          4,225,969.832        138,925.434        0               0
  Marguerite A. Piret      4,225,969.832        138,925.434        0               0
  Stephen K. West          4,226,703.832        138,191.434        0               0
  John Winthrop            4,226,601.832        138,293.434        0               0

-----------------------------------------------------------------------------------------------------
                                                                                           Broker
                                 For                 Against            Abstain            Non-Votes
-----------------------------------------------------------------------------------------------------
Proposal 2 -- To approve an
amendment to the
Declaration of Trust*           2,975.881.344        177,018.633        158,679.290        1,053,316.000

-----------------------------------------------------------------------------------------------------
                                                                                           Broker
                                 For                 Against            Abstain            Non-Votes
-----------------------------------------------------------------------------------------------------
Proposal 3A -- To approve
changes to the Fund's
fundamental investment
policy relating to borrowing
money                           1,294,246.565        99,511.676         91,142.085         444,592.000
Proposal 3B -- To approve
changes to the Fund's
fundamental investment
policy relating to
underwriting                    1,308,711.628        88,641.613         87,487.085         444,592.000
Proposal 3C -- To approve
changes to the Fund's
fundamental investment
policy relating to lending      1,307,668.981        96,726.676         80,594.669         444,592.000

40    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

-----------------------------------------------------------------------------------------------------
                                                                                           Broker
                                For                  Against            Abstain            Non-Votes
-----------------------------------------------------------------------------------------------------
Proposal 3D -- To approve
changes to the Fund's
fundamental investment
policy relating to issuing
senior securities                1,317,778.981        87,670.676        79,450.669         444,592.000
Proposal 3E -- To approve
changes to the Fund's
fundamental investment
policy relating to real estate   1,327,169.981        84,432.613        73,297.732         444,592.000
Proposal 3F -- To approve
changes to the Fund's
fundamental investment
policy relating to
commodities                      1,318,842.981        86,130.613        79,926.732         444,592.000
Proposal 3G -- To approve
changes to the Fund's
fundamental investment
policy relating to
concentration                    1,322,785.981        81,257.676        80,856.669         444,592.000
Proposal 3H -- To approve
changes to the Fund's
fundamental investment
policy relating to
diversification                  1,319,716.981        88,754.613        76,428.732         444,592.000
Proposal 3I -- To approve
the conversion of the Fund's
investment objective from
fundamental to non-
fundamental                      1,290,896.739       111,501.613        82,501.974         444,592.000

-----------------------------------------------------------------------------------------------------
                                                                                           Broker
                                For                  Against            Abstain            Non-Votes
-----------------------------------------------------------------------------------------------------
Proposal 4 -- To approve an
Amended and Restated
Management Agreement
with PIM                        1,350,620.918        90,301.676         43,977.732         444,592.000

-----------------------------------------------------------------------------------------------------
                                                                                           Broker
                                For                  Against            Abstain            Non-Votes
-----------------------------------------------------------------------------------------------------
Proposal 5 -- To approve a
policy allowing the
appointment of unaffiliated
sub-advisers and
amendments to sub-
advisory agreements without
shareholder approval            1,298,796.907        138,198.687        47,904.732         444,592.000

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Protected Principal Trust. Results reported above reflect the combined votes of all series of the Trust.


       Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    41

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to


42    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08
the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one and three year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Fund's principal protection strategy. They noted that the Fund pays a fee to a financial institution to guarantee that the Fund's shares will have at least a specified net asset value and that such fee effects the Fund's performance. After discussing the other reasons for the Fund's underperformance with PIM, the Trustees agreed that they would continue to monitor the performance of the Fund closely.

Management Fee and Expenses
The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously


       Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    43
approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees noted that PIM reduced its management fee in 2006. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the fifth quintile relative to its Strategic Insight peer group. The Trustees noted that the Fund pays a fee to a financial institution to guarantee that the Fund's shares will have at least a specified net asset value, which fee effects the comparability of the Fund's expense ratio with its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the cost and the benefits of the financial guarantee, the quality of services provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.


44    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, the management fee rate paid by the Fund for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that PIM is subsidizing the Fund because it has not reached adequate scale. The Trustees also considered the relatively small size of the Fund compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.


       Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    45

Trustees, Officers and Service Providers

Trustees                                 Officers
John F. Cogan, Jr., Chairman             John F. Cogan, Jr., President
David R. Bock                            Daniel K. Kingsbury, Executive
Mary K. Bush                               Vice President
Benjamin M. Friedman                     Mark E. Bradley, Treasurer
Margaret B.W. Graham                     Dorothy E. Bourassa, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West
John Winthrop


Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


46    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

                           This page for your notes.

       Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    47

                           This page for your notes.

48    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

                           This page for your notes.

       Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    49

                           This page for your notes.

50    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

                           This page for your notes.

       Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08    51

                           This page for your notes.

52    Pioneer Protected Principal Plus Fund | Semiannual Report | 6/30/08

How To Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,

new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Pioneer Protected Principal
Plus Fund II

Semiannual Report | June 30, 2008


Ticker Symbols:
Class A   PPFAX
Class B   PPFBX
Class C   PPFCX


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          17

Notes To Financial Statements                                                 24

Approval of Investment Advisory Agreement                                     32

Trustees, Officers and Service Providers                                      36


    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08     1

President's Letter

Dear Shareowner,

Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They are particularly useful guides to keep in mind today, at a time when markets around the globe are being buffeted by problems in the financial and real estate industries and by concerns about a slowing economy.

After an extended period of steady economic growth with sustained low unemployment and low inflation, the U.S. economy ran into difficulty as 2007 drew to a close. Investors in subprime mortgages were forced to mark down the value of their assets, imperiling leveraged balance sheets. The ensuing credit crunch forced central banks in the United States and Europe to assume the role of "lender of last resort" to keep credit markets functioning. Conditions worsened in the first quarter of 2008, as falling prices, margin calls and deleveraging continued and while the auction-rate preferred market seized up. By then, recession talk was widespread as concern grew that falling home prices, rising unemployment, sharply rising food and energy prices, and disruptions in financial markets posed a significant threat to economic growth. In the next few months, though, there were no further banking crises, and recession fears began to fade in light of positive economic news. However a seemingly unstoppable rise in the price of oil became a new source of recession fears.

Markets reacted poorly to the developments leading up to the near failure of Bear Stearns, with fixed-income credit spreads (the difference in rates between corporate and U.S. government bonds) widening dramatically and stock markets declining, wiping out the positive returns markets had delivered in the preceding calendar year. Treasury bond prices rose as the market underwent a classic "flight to quality." Those trends reversed in the months after the fall of Bear Stearns, as stock markets rallied, recouping much of their first-quarter losses, while Treasury bond prices declined. The stock market then reversed direction yet again, falling sharply to end June 2008 near earlier lows while Treasury bond prices ended June near end-of-year levels.

In the six-month period ending June 30, 2008, the Dow Jones Industrial Average fell 13%, the Standard & Poor's 500 Index fell 12% and the NASDAQ Composite Index fell 14%. The MSCI EAFE Developed Market Index of international stock markets fell 11%, and the MSCI Emerging Markets Index fell


2    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08

12%. In each case, the majority of the decline was concentrated in the month of June. The U.S. investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, rose 1% over the six month period, while the U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, fell 1%.

Looking forward, the risk of a 2008 recession seems diminished, but higher commodity prices, lower real estate prices, and a weakened banking system still pose substantial risks to the real economy. On the other hand, a weak U.S. dollar and substantial fiscal and monetary stimulus are potent support for the economy. Markets remain volatile, and falling risk tolerances and deleveraging may depress asset prices in the short term, but equity and corporate bond valuations look attractive over a longer time horizon unless the U.S. economy falls into a severe and protracted recession.

Sudden swings in the markets are always to be expected, but they are difficult to time. Maintaining a long-term time horizon, being diversified, and paying attention to asset allocation are important investment principles. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective and to adhere to a strategic plan rather than letting emotions drive investment decisions.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


     Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08    3

Portfolio Management Discussion | 6/30/08

In the following interview, Walter Hunnewell, Jr., portfolio manager and a member of the equity portfolio management team, and Richard Schlanger, the debt securities portfolio manager, discuss the strategy and factors that influenced the performance of the Fund during the six-month period ended June 30, 2008.

Note: Effective in July 2008 and due largely to the significant decline in yields on U.S. Treasury securities over the past 12 months, Pioneer Protected Principal Plus Fund II assets are now invested strictly in zero coupon U.S. government securities and cash, without any allocation to equity securities (a "defeasance portfolio"). The Fund is required to invest in a defeasance portfolio for the remaining portion of the Guarantee Period, which terminates on June 4, 2010, under the terms of the Fund's guarantee arrangement with Ambac Assurance Corporation ("Ambac"). Since all of the Fund's assets are irreversibly invested in zero coupon U.S. government securities and cash until the end of the Guarantee Period, the Fund will not participate in any recovery in the equity markets. This may represent a loss of opportunity, or opportunity cost, compared to a fund that is invested in equities securities. The Fund will not be able to invest in equity securities until June 4, 2010, even if interest rates go up and/or the equity markets improve. Pioneer will limit the ordinary operating expenses for the defeasance portfolio, on an annual basis, to 0.12% for Class A shares and 0.87% for Class B and Class C shares. Your Fund's Guaranteed Amount is not affected. The Guaranteed Amount is equal to the your net investment amount plus a minimum cumulative increase of 14% for Class A shares and 8.75% for Class B shares and Class C shares (not including the effect of sales charges), provided you remain invested for the seven-year period and reinvest all dividends and distributions.

Q  How did the Fund perform over the six-month period ended June 30, 2008?

A For the six months, the Fund's Class A shares had a total return of 0.68% at net asset value, outperforming the -11.90% return of the Standard & Poor's 500 Index and underperforming the 1.43% return of the Lehman Brothers Intermediate Government Bond Index, the Fund's benchmark indices. The Fund did better than the -3.44% average return of the 451 funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category, the Fund's peer group.

   The Fund's equity allocation consists of investments in Pioneer Fund and Pioneer Equity Income Fund. At year-end, 1.8% of the portfolio's equity allocation was invested in Pioneer Fund and 0.8% was invested in Pioneer Equity Income Fund. Both Pioneer Fund and Pioneer Equity Income Fund posted gross equity returns that handily exceeded their benchmarks, the S&P 500 Index and the Russell 1000 Value Index, respectively.


4    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08

   Over the period, the largest driver of above-benchmark returns for the equity portion of the Fund's portfolio was good stock selection, most notably in the financials and industrials sectors. Returns were also boosted by stock selection in other sectors, particularly health care, energy and materials; only in the information sector did selection materially detract from the Fund's performance. Sector weighting decisions also benefited returns, as our financials underweight and materials overweight added value.

Q How did interest rates affect the Fund's management strategy during the reporting period?

A Interest rates and the guarantor's algorithm are the driving force behind the asset allocation of the Fund. If interest rates decline and bond prices rise, the Fund must to invest more money in the fixed-income portion of the Fund's portfolio (Treasury STRIPS) to meet the obligation to provide a minimum 2.00% annual return for Class A shares by the end of the Guarantee Period, which is June 4, 2010.

   Near gridlock in the banking system and concerns about an economic downturn triggered a "flight to quality," with investors selling securities with even the slightest amount of risk and purchasing Treasuries. The move to Treasuries was massive and swift, and at one point the yield on the three-month Treasury bill fell to 0.5%. It wasn't until the Federal Reserve stepped in that investors began to move out of Treasuries. The Fed's actions included arranging for the acquisition by JP Morgan Chase of Bear Steams, which was weakened by exposure to subprime mortgages. The Fed also provided funding to the banking system and liquidity to the markets in the form of innovative financing measures and interest-rate cuts. Over the period the Fed lowered the Federal funds rate, the rate banks charge for overnight loans, from 4.25% to 2.00%. In this environment, we increased exposure to Treasury STRIPS and lowered the Fund's equity position. At the beginning of the fiscal year, equities accounted for 11% of the Fund's net assets. They declined to 3.29% on June 30, 2008.

Q  What were the principal strategies used in managing the equity allocation?

A Both Pioneer Fund and Equity Income Fund, which make up the Fund's equity allocation have a conservative investment approach that emphasizes well-managed companies with strong balance sheets, improving profitability and a good return on capital.

   Over the six months, Pioneer Fund and Equity Income Fund were active in purchasing and selling shares. In Pioneer Fund, we initiated positions in the following companies: Royal Dutch Shell, a large integrated energy company whose valuation was attractive; Public Service Enterprise Group, a regulated electric and natural gas utility; Bank of New York, a custody bank relatively


     Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08    5
   less impacted by problems in the financials sector; Borg Warner, an auto parts manufacturer that had been beaten down with other consumer cyclical stocks but that we believe is a solid company; and Franklin Resources, an investment firm that had little direct exposure to any of the problems in the financials sector and that has attractive international growth opportunities.

   In Pioneer Fund, we sold our successful position in Weatherford International, whose stock reflected the value of its underlying business, and in Southwest Airlines, a well-run company that we felt was losing some of its competitive edge. We eliminated the Fund's remaining position in Wachovia Bank, which we had been trimming, because of the challenges the company faces regarding its real estate lending activities. We also sold the Fund's holding in Barnes & Noble, on concerns about the headwinds facing book retailing.

Q  What affected performance?

A We have been quite negative on the financials sector for some time and have endeavored to prune each underlying fund's portfolio of companies with subprime or structured finance exposure, while being mindful of not flinging the baby out with the bathwater. Each underlying fund's underweighting in the sector, industry weighting decisions within the sector and bottom-up security selection all added value in the past six months. In general, we owned the stocks that fell the most and, in most industries, owned stocks that outperformed their industry peers.

   Pioneer Fund
   Strong absolute total investment return among some industrials companies was reflected in railroad holdings Norfolk Southern (+26%) and Burlington Northern Santa Fe (+21%), which benefited from growing demand for bulk commodities like coal. Conversely, Deere Company (-22%), a long-term outperformer, lost value, citing a shortage of components and escalating raw materials costs, particularly iron which is used to manufacture its products. The Fund cut back its Deere position. Truck manufacturer PACCAR (-23%) after many years of growth, saw demand for high-end heavy-duty trucks fall off.

   The Fund's underweight position in energy stocks (based on concern about the sustainability of earnings growth rates) was a drag on returns, but selection within the sector added value. Exploration and production firm Apache (+30%) was particularly strong. Apache is benefiting from both strong production growth and market appreciation for the depth of its reserve base and its production growth opportunity as natural gas prices continued to rise. The Fund's fairly large position in Chevron (+8%) also helped boost return.


6    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08

   The Fund continued to benefit from an overweight of the materials sector and from our emphasis on mining companies, such as Rio Tinto (+14%), which reported good operating results and strong demand for commodities, particularly iron ore.

   In health care, the Fund's returns benefited from our emphasis on equipment & supplies companies; the Fund's holdings generally posted price gains or only small declines in a period in which the S&P 500 health care sector declined more than 10%.

   Returns in the information technology sector were hurt by declines in the price of Nokia (-35%) and Motorola (-54%), which slipped on concerns that a downturn in the global economy will hold back handset sales. AT&T (-17%) also lost value on concerns that a slowing global economy will hurt its wireless business. All of these stocks remain in the Fund's portfolio, but we trimmed Motorola and AT&T. We also pared back Microsoft (-22 %) because of its poor performance and its seeming inability to grow some of its businesses.

   Equity Income Fund
   Questar (+31%) was the largest contributor to the Fund's performance. Questar is unconventional in that it is a regulated natural gas utility as well as an unregulated natural gas exploration and production business. The company benefited from rising natural gas prices and expanding reserves. Compass Minerals (+39%) was buoyed by its sulfate of potash business -- think crop fertilizer -- which saw a run up in price in the strong global agricultural market. Gormon-Rupp (+28%), an industrial machinery company whose business was very strong, also added value.

   Companies that held back performance included Merck (-34%), which suffered in a challenging environment for some of its new products. We believe Merck will work through these issues, and the stock remains in the Fund. Bank of America (-42%) and Regions Financial Corporation (-52%) also declined. The earnings for both companies were affected negatively by losses on real estate loans and the corollary impact on their other lending businesses such as auto and home equity loans. We trimmed both positions.

Q  What is your outlook?

A We remain cautious on the market in the near term. We feel that earnings growth is likely to be at a premium over the next 12 months. While we're concerned about current events and pay attention to what's going on, we're really looking at stocks on a far longer horizon and estimating earnings power years into the future, by which time we hope and expect we'll be in the midst of another economic and earnings expansion. In the near term, there are a lot of concerns in the market, but it is a good time to be positioning for longer-term opportunities. Food companies, for example, are currently being hit by rising commodity prices but, in the longer term, have


     Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08    7
   significant growth opportunity overseas. While staying fully invested, we have emphasized defensive names and companies with overseas exposure -- companies that we believe are able to take advantage of the still pretty strong growth overseas in developing and even some developed countries.




The Fund's returns will fluctuate and investors who redeem shares or take dividends or distributions in cash prior to the end of the seven-year guarantee period will reduce their guaranteed amount. Due to an insurance policy fee, the Fund's expenses are higher than those of most other mutual funds.

Past performance is not a guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


8    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08

Portfolio Summary | 6/30/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Shares of Pioneer Funds                                    2.6%
U.S. Government Obligations                               97.4%

Bond Characteristics
--------------------------------------------------------------------------------

Average Quality                                             AAA
Average Life                                           1.88 yrs
Effective Duration                                     1.85 yrs
1 to 3 Year Maturities                                   100.0%

Largest Holdings*
--------------------------------------------------------------------------------

1.  U.S. Treasury Strip, Zero Coupon Bond, 5/15/10        97.4%
---------------------------------------------------------------
2.  Pioneer Fund Class Y                                   1.8
---------------------------------------------------------------
3.  Pioneer Equity Income Fund Class Y                     0.8
---------------------------------------------------------------

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


     Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08    9

Prices and Distributions | 6/30/08

Net Asset Value Per Share
--------------------------------------------------------------------------------

     Class          6/30/08                12/31/07
       A           $ 10.29                 $ 10.22
---------------------------------------------------------------
       B           $ 10.23                 $ 10.21
---------------------------------------------------------------
       C           $ 10.28                 $ 10.26
---------------------------------------------------------------

Distributions Per Share: 1/1/08-6/30/08
--------------------------------------------------------------------------------

                   Net Investment        Short-Term        Long-Term
     Class             Income          Capital Gains     Capital Gains
       A              $ --                $ --              $ --
-----------------------------------------------------------------------
       B              $ --                $ --              $ --
-----------------------------------------------------------------------
       C              $ --                $ --              $ --
-----------------------------------------------------------------------

Index Definitions and Other Information (pertains to charts on pages 11-13).
--------------------------------------------------------------------------------

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Intermediate Government Bond Index measures the performance of the U.S. intermediate-term investment-grade bond market. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Current performance may be lower due to market volatility. Fund returns will fluctuate, and investors who redeem shares or take dividends or distributions in cash prior to the end of the guarantee period will reduce their guaranteed amount. The guaranteed amount could be reduced if certain events occur, such as the insolvency of Ambac Assurance Corporation.

The Fund's expenses are higher than those of most other mutual funds. Its allocation of all of assets to U.S. government securities could cause underperformance relative to the general equity market. The Fund's primary objective of preserving principal is not compatible with obtaining the same level of returns that could be achieved with an allocation to equity securities. Your investment is subject to market risk after the Guarantee Period. Investors must redeem their shares on the Fund's maturity date to receive the Guaranteed Amount. Shares sold on dates other than maturity date will be sold at net asset value per share.


10    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08

Performance Update | 6/30/08                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund II at public offering price, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Intermediate Government Bond Index.

Average Annual Total Returns
(As of June 30, 2008)
------------------------------------------------------------------
                                    Net Asset     Public Offering
Period                              Value (NAV)   Price (POP)
------------------------------------------------------------------
Life-of-Class
(3/3/03)                            1.93%         0.81%
5 Years                             2.58          1.38
1 Year                              4.14         -1.80
------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2008)
------------------------------------------------------------------
                                    Gross         Net
------------------------------------------------------------------
                                    2.32%         2.02%
------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Protected                           Lehman Brothers Intermediate
              Principal Plus Fund II     S&P 500 Index    Government Bond Index
3/03           9,425                     10,000           10,000
               9,189                     11,539           10,169
6/04           9,062                     13,742           10,120
               9,460                     14,611           10,539
6/06           9,376                     15,871           10,547
              10,023                     19,136           11,119
6/08          10,438                     16,627           12,139

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The net expense ratio reflects contractual expense limitations currently in effect indefinitely for Class A Shares. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08    11

Performance Update | 6/30/08                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund II, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Intermediate Government Bond Index.

Average Annual Total Returns
(As of June 30, 2008)
-----------------------------------------------------------------
                                      If           If
Period                                Held         Redeemed
-----------------------------------------------------------------
Life-of-Class
(3/3/03)                              1.15%        1.15%
5 Years                               1.77         1.77
1 Year                                3.25        -0.75
-----------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2008)
-----------------------------------------------------------------
                                      Gross        Net
-----------------------------------------------------------------
                                      3.11%        2.81%
-----------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Protected                           Lehman Brothers Intermediate
              Principal Plus Fund II     S&P 500 Index    Government Bond Index
3/03          10,000                     10,000           10,000
               9,740                     11,539           10,169
6/04           9,520                     13,742           10,120
               9,872                     14,611           10,539
6/06           9,704                     15,871           10,547
              10,296                     19,136           11,119
6/08          10,631                     16,627           12,139

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The net expense ratio reflects contractual expense limitations currently in effect indefinitely for Class B Shares. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08

Performance Update | 6/30/08                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Protected Principal Plus Fund II, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Intermediate Government Bond Index.

Average Annual Total Returns
(As of June 30, 2008)
-----------------------------------------------------------------
                                      If           If
Period                                Held         Redeemed
-----------------------------------------------------------------
Life-of-Class
(3/3/03)                              1.23%        1.23%
5 Years                               1.85         1.85
1 Year                                3.34         3.34
-----------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2008)
-----------------------------------------------------------------
                                      Gross        Net
-----------------------------------------------------------------
                                      3.01%        2.71%
-----------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Protected                           Lehman Brothers Intermediate
              Principal Plus Fund II     S&P 500 Index    Government Bond Index
3/03          10,000                     10,000           10,000
               9,740                     11,539           10,169
6/04           9,530                     13,742           10,120
               9,887                     14,611           10,539
6/06           9,732                     15,871           10,547
              10,328                     19,136           11,119
6/08          10,673                     16,627           12,139

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The net expense ratio reflects contractual expense limitations currently in effect indefinitely for Class C Shares. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08    13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Protected Principal Plus Fund II

Based on actual returns from January 1, 2008 through June 30, 2008.

Share Class                 A                B                C
----------------------------------------------------------------------
Beginning Account       $1,000.00        $1,000.00        $1,000.00
Value On 1/1/08
----------------------------------------------------------------------
Ending Account          $1,006.80        $1,002.00        $1,002.00
Value On 6/30/08
----------------------------------------------------------------------
Expenses Paid           $    9.08        $   13.09        $   12.44
During Period*
----------------------------------------------------------------------

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.82%, 2.63% and 2.50%, for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).


14    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Protected Principal Plus Fund II

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2008 through June 30, 2008.

Share Class                 A                B               C
----------------------------------------------------------------------
Beginning Account       $1,000.00        $1,000.00       $1,000.00
Value On 1/1/08
----------------------------------------------------------------------
Ending Account          $1,015.81        $1,011.79       $1,012.43
Value On 6/30/08
----------------------------------------------------------------------
Expenses Paid           $    9.12        $   13.16       $   12.51
During Period*
----------------------------------------------------------------------

* Expenses are equal to the Portfolio's annualized expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.82%, 2.63% and 2.50%, for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08    15

Schedule of Investments | 6/30/08 (unaudited)

 Shares                                                              Value
                  COMMON STOCKS -- 2.6%
                  MUTUAL FUNDS -- 2.6%
  12,463          Pioneer Equity Income Fund Class Y+                $   338,625
  18,231          Pioneer Fund Class Y+                                  760,792
                                                                     -----------
                                                                     $ 1,099,417
                                                                     -----------
                  Total Diversified Financials                       $ 1,099,417
--------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost $1,115,686)                                  $ 1,099,417
--------------------------------------------------------------------------------

Principal
Amount
--------------------------------------------------------------------------------
                  U.S. GOVERNMENT OBLIGATIONS -- 97.3%
                  Government -- 97.3%
$43,335,000       U.S. Treasury Strip, Zero Coupon Bond, 5/15/10     $41,324,811
                                                                     -----------
                  TOTAL U.S. GOVERNMENT OBLIGATIONS
                  (Cost $40,563,776)                                 $41,324,811
--------------------------------------------------------------------------------
                  TOTAL INVESTMENT IN SECURITIES --99.9%
                  (Cost $41,679,462) (a)                             $42,424,228
--------------------------------------------------------------------------------
                  OTHER ASSETS AND LIABILITIES -- 0.01%              $    45,238
--------------------------------------------------------------------------------
                  TOTAL NET ASSETS -- 100.0%                         $42,469,466
================================================================================

+    Investment deemed to be affiliate of the Fund.

(a) At June, 30, 2008 the net unrealized gain on investments based on cost for federal income tax purposes of $41,679,461 was as follows:

       Aggregate gross unrealized gain for all investments in which
         there is an excess of value over tax cost.                     $761,035
       Aggregate gross unrealized loss for all investments in which
         there is an excess of value over tax cost.                      (16,269)
                                                                        --------
       Net Unrealized gain                                              $744,766
                                                                        ========

Purchases and sales of securities (excluding temporary cash investments) for the year ended June, 30, 2008 aggregated $22,134,131 and $26,225,477, respectively.

The accompanying notes are an integral part of these financial statements.

16    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2008, in valuing the Fund's assets:

                                                   Investments
Valuation Inputs                                   in Securities
----------------------------------------------------------------
Level 1 -- Quoted Prices                             $42,424,228
Level 2 -- Other Significant Observable Inputs                --
Level 3 -- Significant Unobservable Inputs
----------------------------------------------------------------
 Total                                               $42,424,228
================================================================

The accompanying notes are an integral part of these financial statements.

    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08    17

Statement of Assets and Liabilities | 6/30/08 (unaudited)

ASSETS:
  Investment in securities of unaffiliated issuers
   (cost $40,563,776)                                    $41,324,811
  Investment in securities of affiliated issuers
   (cost $1,115,686)                                       1,099,417
---------------------------------------------------------------------
  Total Investment in securities at value
   (cost $41,679,462)                                    $42,424,228
  Cash                                                        91,656
   Investment securities sold                                630,000
---------------------------------------------------------------------
     Total assets                                        $43,145,884
---------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                       $   501,154
   Fund shares repurchased                                    92,660
  Due to affiliates                                           18,892
  Accrued expenses                                            34,167
  Other                                                       29,545
---------------------------------------------------------------------
     Total liabilities                                   $   676,418
---------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                        $43,973,201
  Undistributed net investment income                        239,469
  Accumulated net realized loss on investments            (2,487,970)
  Net unrealized gain on investments                         744,766
---------------------------------------------------------------------
     Total net assets                                    $42,469,466
=====================================================================
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
  Class A (based on $13,682,126/1,330,284 shares)        $     10.29
  Class B (based on $23,196,807/2,268,005 shares)        $     10.23
  Class C (based on $5,590,533/543,637 shares)           $     10.28
MAXIMUM OFFERING PRICE:
  Class A ($10.29 [divided by] 94.25%)                   $     10.92
=====================================================================

The accompanying notes are an integral part of these financial statements.

18    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08

Statement of Operations (unaudited)

For the Six Months Ended 6/30/08

INVESTMENT INCOME:
  Dividends from affiliated issuers                            $ 18,356
  Interest                                                      728,017
---------------------------------------------------------------------------------------
     Total investment income                                                  $ 746,373
---------------------------------------------------------------------------------------
EXPENSES:
  Financial Warranty Fee                                       $178,491
  Management fees                                               156,179
  Transfer agent fees and expenses
   Class A                                                       15,527
   Class B                                                       32,044
   Class C                                                        3,934
  Distribution fees
   Class A                                                       17,064
   Class B                                                      122,606
   Class C                                                       29,234
  Administrative fees                                             5,020
  Custodian fees                                                  9,407
  Professional fees                                              23,560
  Printing expense                                                8,506
  Fees and expenses of nonaffiliated trustees                     2,681
  Miscellaneous                                                   4,966
---------------------------------------------------------------------------------------
     Total expenses                                                           $ 609,219
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                              (85,177)
     Less fees paid indirectly                                                     (773)
---------------------------------------------------------------------------------------
     Net expenses                                                             $ 523,269
---------------------------------------------------------------------------------------
       Net investment income                                                  $ 223,104
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments from affiliated issuers                    $(149,608)
---------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                                $  99,221
---------------------------------------------------------------------------------------
  Net loss on investments                                                     $ (50,387)
---------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                        $ 172,717
=======================================================================================

The accompanying notes are an integral part of these financial statements.

    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08    19

Statement of Changes in Net Assets

For the Six Months Ended 6/30/08 and the Year Ended 12/31/07

                                                              Six Months
                                                              Ended 6/30/08    Year Ended
                                                              (unaudited)      12/31/07
FROM OPERATIONS:
Net investment income                                         $   223,104      $    662,995
Net realized gain (loss) on investments                          (149,608)          751,528
Change in net unrealized gain on investments                       99,221         1,080,449
--------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations       $   172,717      $  2,494,972
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.00 and $0.21 per share, respectively)          $        --      $   (289,069)
   Class B ($0.00 and $0.12 per share, respectively)                   --          (282,933)
   Class C ($0.00 and $0.13 per share, respectively)                   --           (74,628)
--------------------------------------------------------------------------------------------
     Total distributions to shareowners                       $        --      $   (646,630)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                              $        --      $         --
Shares issued in reorganization                                        --                --
Reinvestment of distributions                                          --           701,119
Cost of shares repurchased                                     (3,523,226)      (14,341,953)
--------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from
     Fund share transactions                                  $(3,523,226)     $(13,640,834)
--------------------------------------------------------------------------------------------
   Net decrease in net assets                                 $(3,350,509)     $(11,792,492)
NET ASSETS:
Beginning of year                                              45,819,975        57,612,467
--------------------------------------------------------------------------------------------
End of period                                                 $42,469,466      $ 45,819,975
============================================================================================
Undistributed net investment income                           $   239,469      $     16,365
============================================================================================

The accompanying notes are an integral part of these financial statements.

20    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08

                                    '08 Shares    '08 Amount          '07 Shares    '07 Amount
                                    (unaudited)   (unaudited)
------------------------------------------------------------------------------------------------
Class A
Reinvestment of distributions              --     $        --            31,302     $   317,796
Less shares repurchased               (97,782)     (1,013,426)         (430,997)     (4,349,818)
------------------------------------------------------------------------------------------------
   Net decrease                       (97,782)    $(1,013,426)         (399,695)    $(4,032,022)
================================================================================================
Class B
Reinvestment of distributions              --     $        --            29,154     $   296,350
Less shares repurchased              (193,650)     (1,996,399)         (785,399)     (7,880,784)
------------------------------------------------------------------------------------------------
   Net decrease                      (193,650)    $(1,996,399)         (756,245)    $(7,584,434)
================================================================================================
Class C
Reinvestment of distributions              --     $        --             8,536     $    86,973
Less shares repurchased               (49,452)       (513,401)         (209,964)     (2,111,351)
------------------------------------------------------------------------------------------------
   Net decrease                       (49,452)    $  (513,401)         (201,428)    $(2,024,378)
================================================================================================

The accompanying notes are an integral part of these financial statements.

    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08    21

Financial Highlights

                                                           Six Months
                                                           Ended       Year        Year        Year        Year
                                                           6/30/08     Ended       Ended       Ended       Ended       3/3/03 (a)
                                                           (unaudited) 12/31/07    12/31/06    12/31/05    12/31/04    to 12/31/03
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $ 10.22     $  9.87     $  9.67     $  9.89     $  9.68     $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.08     $  0.21     $  0.20     $  0.15     $  0.11     $  0.03
 Net realized and unrealized gain (loss) on investments      (0.01)       0.35        0.20       (0.17)       0.21       (0.34)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $  0.07     $  0.56     $  0.40     $ (0.02)    $  0.32     $ (0.31)
Distributions to shareowners:
 Net investment income                                          --       (0.21)      (0.20)      (0.15)      (0.11)      (0.01)
 Net realized gain                                              --          --          --       (0.05)         --          --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  0.07     $  0.35     $  0.20     $ (0.22)    $  0.21     $ (0.32)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 10.29     $ 10.22     $  9.87     $  9.67     $  9.89     $  9.68
===================================================================================================================================
Total return*                                                 0.68%       5.63%       4.13%      (0.17)%      3.32%      (3.05)%(b)
Ratio of net expenses to average net assets+                  1.82%       1.70%       1.80%       1.94%       1.86%       1.97%**
Ratio of net investment income to average net assets+         1.53%       1.84%       1.70%       1.33%       0.99%       0.45%**
Portfolio turnover rate                                         50%         82%         28%        117%         44%         54%
Net assets, end of period (in thousands)                   $13,682     $14,603     $18,047     $24,960     $35,190     $47,669
Ratios with no waiver of fees and assumption of expenses
 by PIM and reductions for fees paid indirectly:
  Net expenses                                                2.13%       2.18%       1.80%       2.09%         --%         --%
  Net investment income                                       1.23%       1.36%       1.70%       1.18%         --%         --%
Ratios with reductions for fees paid indirectly:
  Net expenses                                                1.82%       1.69%       1.80%       1.94%       1.86%       1.97%**
  Net investment income                                       1.54%       1.85%       1.71%       1.33%       0.99%       0.45%**
===================================================================================================================================

(a)  The fund commenced operations on March 3, 2003.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

22   Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08

                                                            Six Months
                                                            Ended       Year        Year        Year        Year
                                                            6/30/08     Ended       Ended       Ended       Ended       3/3/03 (a)
                                                            (unaudited) 12/31/07    12/31/06    12/31/05    12/31/04    to 12/31/03
-----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                        $ 10.21     $  9.85     $  9.64     $  9.86     $  9.64     $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                               $  0.04     $  0.12     $  0.11     $  0.06     $  0.02     $ (0.02)
 Net realized and unrealized gain (loss) on investments       (0.02)       0.35        0.22       (0.17)       0.23       (0.34)
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $  0.02     $  0.47     $  0.33     $ (0.11)    $  0.25     $ (0.36)
Distributions to shareowners:
 Net investment income                                           --       (0.11)      (0.12)      (0.06)      (0.03)         --
 Net realized gain                                               --          --          --       (0.05)         --          --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  0.02     $  0.36     $  0.21     $ (0.22)    $  0.22     $ (0.36)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 10.23     $ 10.21     $  9.85     $  9.64     $  9.86     $  9.64
===================================================================================================================================
Total return*                                                  0.20%       4.83%       3.43%      (1.07)%      2.61%      (3.60)%(b)
Ratio of net expenses to average net assets+                   2.63%       2.49%       2.55%       2.75%       2.63%       2.75%**
Ratio of net investment income (loss) to average
 net assets+                                                   0.72%       1.04%       0.95%       0.54%       0.21%      (0.35)%**
Portfolio turnover rate                                          50%         82%         28%        117%         44%         54%
Net assets, end of period (in thousands)                    $23,197     $25,133     $31,700     $41,675     $55,714     $67,162
Ratios with no waiver of fees and assumption of
 expenses by PIM and reductions for fees paid indirectly:
  Net expenses                                                 2.93%       2.97%       2.55%       2.90%         --%         --%
  Net investment income                                        0.43%       0.56%       0.95%       0.38%         --%         --%
Ratios with reductions for fees paid indirectly:
  Net expenses                                                 2.63%       2.49%       2.55%       2.75%       2.63%       2.75%**
  Net investment income (loss)                                 0.73%       1.04%       0.96%       0.54%       0.21%      (0.35)%**
===================================================================================================================================

(a)  The fund commenced operations on March 3, 2003.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08    23

                                                             Six Months
                                                             Ended         Year       Year       Year        Year
                                                             6/30/08       Ended      Ended      Ended       Ended       3/3/03 (a)
                                                             (unaudited)   12/31/07   12/31/06   12/31/05    12/31/04    to 12/31/03
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $10.26        $ 9.90     $ 9.68     $  9.89     $  9.65     $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                $ 0.04        $ 0.13     $ 0.12     $  0.07     $  0.04     $ (0.02)
 Net realized and unrealized gain (loss) on investments       (0.02)         0.36       0.22       (0.17)       0.22       (0.33)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations         $ 0.02        $ 0.49     $ 0.34     $ (0.10)    $  0.26     $ (0.35)
Distributions to shareowners:
 Net investment income                                           --         (0.13)     (0.12)      (0.06)      (0.02)         --
 Net realized gain                                               --            --         --       (0.05)         --          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ 0.02        $ 0.36     $ 0.22     $ (0.21)    $  0.24     $ (0.35)(b)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $10.28        $10.26     $ 9.90     $  9.68     $  9.89     $  9.65
====================================================================================================================================
Total return*                                                  0.20%         4.91%      3.47%      (0.95)%      2.66%      (3.50)%
Ratio of net expenses to average net assets+                   2.50%         2.40%      2.50%       2.66%       2.55%       2.63%**
Ratio of net investment income (loss) to average net assets+   0.85%         1.13%      0.99%       0.61%       0.28%      (0.23)%**
Portfolio turnover rate                                          50%           82%        28%        117%         44%         54%
Net assets, end of period (in thousands)                     $5,591        $6,084     $7,865     $11,876     $19,089     $30,400
Ratios with no waiver of fees and assumption of expenses
 by PIM and reductions for fees paid indirectly:
  Net expenses                                                 0.28%         2.87%      2.50%       2.81%         --%         --%
  Net investment income                                        0.55%         0.66%      0.99%       0.45%         --%         --%
Ratios with reductions for fees paid indirectly:
  Net expenses                                                 2.50%         2.40%      2.50%       2.66%       2.55%       2.63%**
  Net investment income (loss)                                 0.85%         1.13%      1.00%       0.61%       0.28%      (0.23)%**
====================================================================================================================================

(a)  The fund commenced operations on March 3, 2003.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

24  Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08

Notes To Financial Statements | 6/30/08 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Protected Principal Plus Fund II (the Fund), is a diversified portfolio of Pioneer Protected Principal Trust which was organized as a Delaware statutory trust on October 2, 2001, and registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the 1940 Act) as a open-end management investment company.

The life of the Fund is divided into three phases: an Offering Period (which ended on May 30, 2003), a Guarantee Period (from June 13, 2003 to June 4, 2010 (the "Maturity Date")), and a Post-Guarantee Period, which begins on or about June 5, 2010. During the Guarantee Period, the Fund's investment objective is capital preservation in order to have a net asset value on the Maturity Date at least equal to the "Guaranteed Amount". Each shareowner's Guaranteed Amount will be equal to the initial amount invested (net of any initial sales charges) plus a minimum cumulative increase on such amount (14.00% on Class A Shares and 8.75% on Class B and C Shares), less any extraordinary expenses. In order to receive the Guaranteed Amount, shareowners must maintain their initial investment, not redeem any shares for seven years and reinvest all dividends and distributions. The Fund also seeks capital appreciation as a secondary objective during the Guarantee Period. During the Post-Guarantee Period, the Fund's investment objective will be long-term growth of capital. During the Guarantee Period, the Fund's net asset value may decline below the Guaranteed Amount.

The Fund has issued three classes of shares -- Class A, Class B and Class C shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund's prospectuses contain information regarding the Fund's principal risks. Please refer to these documents when considering the Fund's risks.

    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08    25

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks making it more susceptible to any economic, political or regulatory developments or other risks affecting those industries and sectors.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use fair value methods to value a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At June 30, 2008 there were no securities valued using fair value methodology. Temporary cash investments are valued at amortized cost, which approximate fair market value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. All discounts/premiums on debt securities are accreted/amortized into interest income for financial reporting purposes. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

26    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2007, the Fund had a net capital loss carry forward of $1,871,350, which will expire in 2013 if not utilized.

   The tax character of current year distributions payable will be determined at the end of the current fiscal year. The tax character of distributions paid during the year end December 31, 2007 was as follows:

                                                   2007
   ----------------------------------------------------
   Distributions paid from:
   Ordinary income                             $646,630
   ----------------------------------------------------
     Total                                     $646,630
   ====================================================

   The following shows the components of distributable earnings on a federal income tax basis at December 31, 2007.

                                                   2007
   ----------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income            $    16,365
   Capital loss carryforward                 (1,871,350)
   Unrealized depreciation                      178,533
   ----------------------------------------------------
     Total                                  $(1,676,452)
   ====================================================

   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

C. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08    27

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 5). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution expense rates.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit manages the Fund's portfolio. Prior to August 1, 2006, the Fund paid PIM an annual fee during the Guarantee Period equal to 0.70% of the Fund's average daily net assets. Effective August 1, 2006, PIM contractually agreed to limit its annual fee during the Guarantee Period to 0.40% of the Fund's average net assets. If the Fund is required by the terms of the Financial Warranty Agreement (see Note 3) to invest solely in a portfolio of U.S. government securities and other debt securities or to invest all of the Fund's assets in a defeasance portfolio consisting entirely of zero coupon U.S. government securities (and cash or cash equivalents to the extent necessary to meet redemption requests), PIM's fee will be reduced to 0.20% of average daily net assets. PIM has contractually agreed until the maturity date not to impose all or a portion of its management fee and, if necessary to assume other operating expenses of the Fund to the extent necessary to limit Fund expenses to 2.05%, 2.80% and 2.80% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively.

Pioneer has agreed to modify the expense limitation that would apply only in the event the Fund is required by the Financial Guarantee Agreement to invest exclusively in a defeasance portfolio. In that event, Pioneer would waive its entire management fee and limit the Fund's other expenses, on an annual basis, to 0.12% for Class A shares, 0.87% for Class B shares and 0.87% for Class C shares. This arrangement may be modified in the future to the extent the Fund's maximum permitted equity allocation under the Financial Guarantee Agreement after that modification exceeds 17.5%.

The Fund may invest in one or more affiliated mutual funds managed by PIM. PIM has contractually agreed to waive its management fee by the amount of any management fees received indirectly as a result of the Fund's investment in another Pioneer mutual fund. In addition, PIM has agreed to reduce its management fee from 0.70% to 0.65% during such times when the Fund holds investments in an affiliated fund.

28    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08

Under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "due to affiliates" reflected on the Statement of Assets and Liabilities is $1,220 in management fees, administrative costs and certain other fees payable to PIM at June 30, 2008.

3. Financial Warranty Agreement

The Fund has obtained an insurance policy from and has entered into a Financial Guarantee Agreement with Ambac Assurance Corporation (together, the "Financial Guarantee"), to protect against the Fund having insufficient assets to meet its undertaking to redeem shares at the Guaranteed Amount on the Maturity Date. The value, if any, of the Financial Guarantee, to the Fund and/or its shareowners, is not determinable until the Maturity Date, as described in Note 1. The Fund, and not the Fund's shareowners, is the holder of the Financial Guarantee, which will enable the Fund, assuming that Ambac Assurance Corporation (a AA rated monoline insurer) does not default on its obligations, to pay redemption proceeds on the Maturity Date for the Guaranteed Amount discussed in Note 1. Ambac Assurance Corporation will be required to fund the amount of any shortfall from the Guaranteed Amount on the Maturity Date, whether or not shareowners redeem their shares on the Maturity Date. If the Fund fails to comply with certain covenants in the Financial Guarantee Agreement, the Fund may be required to invest all of its assets in a defeasance portfolio as described in Note 2. The Fund's Board of Trustees and PIM will be able to amend the terms of the Financial Guarantee at any time without shareowner approval, subject to the agreement of Ambac Assurance Corporation. The Fund pays an annual fee equal to 0.80% of the average daily net assets of the Fund during the Guarantee Period for providing the Financial Guarantee. During the Guarantee Period, shareowners may request a free copy of the most recent quarterly report of Ambac Financial Group, Inc. of which Ambac Assurance Corporation is a wholly-owned subsidiary.

4. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in "due to affiliates" is $15,030 in transfer agent fees payable to PIMSS at June 30, 2008.

5. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Currently under the Class A Plan, PFD is reimbursed for distribution expenses in an amount up to 0.25% of the Fund's average daily net assets attributable to Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets

    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08    29
attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "due to affiliates" reflected on the Statement of Assets and Liabilities is $2,642 in distribution fees payable to PFD at June 30, 2008.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). Proceeds from the CDSCs are paid to Pioneer Funds Distributor, Inc. (PFD), the principal underwriter of the Fund and a wholly owned indirect subsidiary of Unicredito Italiano. For the period ended June 30, 2008, CDSCs of $47,496 were paid to PFD.

6. Expense Offsets

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the period ended June 30, 2008, the Fund's expenses were reduced by $773 under such arrangements.

7. Affiliated Companies

The Fund's investments in Funds managed by PIM are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund for the period ended June 30, 2008:

                                                                            Net
                 Shares     Purchases    Sales      Shares     Dividend   Realized
 Affiliates      12/31/07   (shares)     (shares)   06/30/08   Income      (Loss) Gain   Value
-------------------------------------------------------------------------------------------------
Pioneer Fund
 Class Y         62,687     79,829       143,457    62,687     $8,357     $(13,692)      $760,791
Pioneer Equity
 Income Fund
 Class Y         76,091     79,829       143,457    12,463     $9,999     $ (2,577)      $338,626

8. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

9. Subsequent Event

Investment in Defeasance Portfolio
Effective July 24, 2008, the fund's assets were invested solely in zero coupon U.S. government bonds and cash (a "defeasance portfolio"). There will no longer be any allocation to equity securities. Under the terms of the Financial Guarantee Agreement among the fund, Pioneer Investment Management, Inc.

30    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08
and Ambac Assurance Corporation., the fund is required to invest in a defeasance portfolio for the remaining portion of the Guarantee Period (which terminates on June 4, 2010). Any portion of the fund's assets previously allocated to equity investments does not affect the Guaranteed Amount.

As all of the fund's assets will remain invested solely in zero coupon U.S. government bonds and cash until the end of the Guarantee Period, the fund will not participate in the performance of the equity markets during that time.



    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08    31

ADDITIONAL INFORMATION

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 91.96% and 0%, respectively.

Results of Shareholder Meeting

At a special meeting held on May 13, 2008, and adjourned to June 19, 2008 with respect to certain proposals, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Protected Principal Trust, as noted below) follows:

                                                                                   Broker
                              For                Withhold           Abstain        Non-Votes
Proposal 1 -- To elect Trustees*
  John F. Cogan, Jr.          4,226,601.832      138,293.434                  0                0
  Daniel K. Kingsbury         4,228,301.832      136,593.434                  0                0
  David R. Bock               4,224,269.832      140,625.434                  0                0
  Mary K. Bush                4,224,035.832      140,859.434                  0                0
  Benjamin M. Friedman        4,225,969.832      138,925.434                  0                0
  Margaret B.W. Graham        4,228,301.832      136,593.434                  0                0
  Thomas J. Perna             4,225,969.832      138,925.434                  0                0
  Marguerite A. Piret         4,225,969.832      138,925.434                  0                0
  Stephen K. West             4,226,703.832      138,191.434                  0                0
  John Winthrop               4,226,601.832      138,293.434                  0                0

                                                                                   Broker
                              For                Against            Abstain        Non-Votes
Proposal 2 -- To approve
an amendment to the
Declaration of Trust*         2,975.881.344      177,018.633        158,679.290    1,053,316.000

                                                                                   Broker
                              For                Against            Abstain        Non-Votes
Proposal 3A -- To approve
changes to the Fund's
fundamental investment
policy relating to borrowing
money                         1,676,432.743       72,367.993         77,878.205      608,724.000

Proposal 3B -- To approve
changes to the Fund's
fundamental investment
policy relating to
underwriting                  1,674,365.779       71,004.957         81,308.205      608,724.000

Proposal 3C -- To approve
changes to the Fund's
fundamental investment
policy relating to lending    1,670,846.054       77,865.682         77,967.205      608,724.000

32    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08

                                                                                            Broker
                                   For                  Against            Abstain          Non-Votes
Proposal 3D -- To approve
changes to the Fund's
fundamental investment
policy relating to issuing
senior securities                  1,678,613.779         66,806.957         81,258.205      608,724.000

Proposal 3E -- To approve
changes to the Fund's
fundamental investment
policy relating to real estate     1,667,199.054         76,964.682         82,515.205      608,724.000

Proposal 3F -- To approve
changes to the Fund's
fundamental investment
policy relating to
commodities                        1,672,439.779         73,507.957         80,731.205      608,724.000

Proposal 3G -- To approve
changes to the Fund's
fundamental investment
policy relating to
concentration                      1,669,643.468         70,640.268         86,395.205      608,724.000

Proposal 3H -- To approve
changes to the Fund's
fundamental investment
policy relating to
diversification                    1,680,789.779         66,529.957         79,359.205      608,724.000

Proposal 3I -- To approve
the conversion of the Fund's
investment objective from
fundamental to non-
fundamental                        1,642,615.468         85,852.268         98,211.205      608,724.000

                                                                                            Broker
                                   For                  Against            Abstain          Non-Votes
 Proposal 4 -- To approve an
 Amended and Restated
 Management Agreement
 with PIM                          1,677,857.468         62,269.268         86,552.205      608,724.000

                                                                                            Broker
                                   For                  Against            Abstain          Non-Votes
 Proposal 5 -- To approve a
 policy allowing the
 appointment of unaffiliated
 sub-advisers and
 amendments to sub-
 advisory agreements without
 shareholder approval              1,705,807.371        125,078.719        106,015.205      571,343.000

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Protected Principal Trust. Results reported above reflect the combined votes of all series of the Trust.

    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08    33

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on May 13, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to

34    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08
the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one and three year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Fund's principal protection strategy. They noted that the Fund pays a fee to a financial institution to guarantee that the Fund's shares will have at least a specified net asset value and that such fee effects the Fund's performance. After discussing the other reasons for the Fund's underperformance with PIM, the Trustees agreed that they would continue to monitor the performance of the Fund closely.

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously

    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08    35
approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the first quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees noted that PIM reduced its management fee in 2006. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the fifth quintile relative to its Strategic Insight peer group. The Trustees noted that the Fund pays a fee to a financial institution to guarantee that the Fund's shares will have at least a specified net asset value, which fee effects the comparability of the Fund's expense ratio with its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the cost and the benefits of the financial guarantee, the quality of services provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

36    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, the management fee rate paid by the Fund for the twelve months ended June 30, 2007 was in the first quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period and that PIM is subsidizing the Fund because it has not reached adequate scale. The Trustees also considered the relatively small size of the Fund compared to its peer group Morningstar category. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08    37

Trustees, Officers and Service Providers

Trustees                            Officers
John F. Cogan, Jr., Chairman        John F. Cogan, Jr., President
David R. Bock                       Daniel K. Kingsbury, Executive
Mary K. Bush                          Vice President
Benjamin M. Friedman                Mark E. Bradley, Treasurer
Margaret B.W. Graham                Dorothy E. Bourassa, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

38    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08
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44    Pioneer Protected Principal Plus Fund II | Semiannual Report | 6/30/08

How To Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.

P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2008 Pioneer Investments 19406-02-0808

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
pioneerinvestments.com


[LOGO] PIONEER
       Investments(R)



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Protected Principal Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 29, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 29, 2008


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date August 29, 2008

* Print the name and title of each signing officer under his or her signature.